                                                                    EXHIBIT 99.1



Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 1
Case Number:   99-01141PJW THRU 99-01146PJW

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                      FOR THE MONTH ENDING AUGUST 31, 1999

--------------------------------------------------------------------------------

Required Attachments:                                       Document      Previously      Explanation
                                                            Attached       Submitted       Attached
1.  Tax Receipts                                               (X)            ( )             ( )

2.  Bank Statements                                            (X)            ( )             ( )

3.  Most recently filed
    Income Tax Return                                          ( )            (X)             ( )

4.  Most recent Annual Financial                               ( )            (X)             ( )
    Statements prepared by Accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Michael Montevideo                       Sr. Vice President and CFO
-----------------------------------          -----------------------------------
Signature of Responsible Party               Title

Michael Montevideo                           September 29, 1999
-----------------------------------          -----------------------------------
Printed Name of Responsible Party            Date

PREPARER:

/s/ Joseph Artino                            Vice President - Finance
-----------------------------------          -----------------------------------
Signature of Preparer                        Title

Joseph Artino                                September 29, 1999
-----------------------------------          -----------------------------------
Printed Name of Preparer                     Date



ALL CHAPTER 11 DEBTORS MUST FILE THIS REPORT WITH THE COURT AND SERVE A COPY ON THE UNITED STATES TRUSTEE NO LATER THAN THE 15TH DAY OF THE MONTH FOLLOWING THE END OF THE MONTH COVERED BY THE REPORT.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 2
Case Number:   99-01141PJW THRU 99-01146PJW                      Third Quarter

                        (UNAUDITED, DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------
ASSETS                                                 MONTH                MONTH                MONTH

                                                    July 31, 1999       August 31, 1999     September 30, 1999
--------------------------------------------------------------------------------------------------------------
1.   Cash                                               $   1,106           $     198           $
2.   Accounts Receivable (Net)                              6,598               7,344
3.   Inventory, net (lower of cost or market)              10,026               9,889
4.   Note Receivable                                        1,873               1,990
5.   Prepaid Expenses and Raw Material Deposits             3,636               2,630
6.   Other (Attach List)
7.   Total Current Assets                               $  23,239           $  22,051           $
8.   Property, Plant & Equipment                           31,075              30,972
9.   Less:  Accumulated Depreciation/Depletion            (15,217)            (15,430)
10.  Net Property, Plant & Equipment                       15,858              15,542
11.  Due from Affiliates & Insiders                         2,386               2,386
12.  Intangibles (Attach List)                             48,482              48,236
13.  Other (Attach List)                                    7,852               7,435
14.  Total Assets                                       $  97,817           $  95,650           $

POST-PETITION LIABILITIES

15.  Accounts Payable                                   $   2,458           $   1,622           $
16.  Taxes Payable
17.  Notes payable
18.  Professional Fees
19.  Secured Debt                                           5,184               6,791
20.  Due to Affiliates & Insiders
21.  Other (Attach List)                                    1,296               1,310
22.  Total Post-petition Liabilities                    $   8,938           $   9,723           $

PRE-PETITION LIABILITIES

23.  Secured Debt                                       $  55,182           $  55,180           $
24.  Priority Debt                                          1,319               1,232
25.  Unsecured Debt                                       193,087             193,280
26.  Other (Attach List)
27.  Total Pre-petition Liabilities                     $ 249,588           $ 249,692           $
28.  Total Liabilities                                  $ 258,526           $ 259,415           $

EQUITY

29.  Owner's Pre-petition Equity                         (153,713)           (153,715)
30.  Post-petition Cumulative Profit or (Loss)             (6,996)            (10,050)
31.  Total Equity (Deficit)                              (160,709)           (163,765)
32.  Total Liabilities & Owners' Equity                 $  97,817           $  95,650           $

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                          SCHEDULE 2-15
Case Number:   99-01141PJW THRU 99-01146PJW

                                ACCOUNTS PAYABLE
                        (UNAUDITED, DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------
                                                               MONTH             MONTH               MONTH

                                                           July 31, 1999     August 31, 1999   September 30, 1999
-----------------------------------------------------------------------------------------------------------------
Accounts Payable - Trade                                     $   1,876          $     416          $
Accrued Expenses                                                   169                721
Post-petition Accrued Interest on Pre-petition Debt
and DIP financing                                                  279                266
Accrued Sales Tax (Post-petition)                                   55                 76
Accrued Rebates/Royalties Post-petition                             36                128
Accrued Insurance                                                   43                 15
Total Accounts Payable:                                      $   2,458          $   1,622          $
                                                             =========          =========          =========

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                          SCHEDULE 2-19
Case Number:   99-01141PJW THRU 99-01146PJW

                    POST-PETITION LIABILITIES - SECURED DEBT
                        (UNAUDITED, DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------
                                                    MONTH              MONTH              MONTH

                                                July 31, 1999     August 31, 1999   September 30, 1999
------------------------------------------------------------------------------------------------------
DIP Financing (Revolving line of credit)          $   5,184          $   6,791          $
Total Post-petition secured debt                  $   5,184          $   6,791          $
                                                  =========          =========          =========

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                          SCHEDULE 2-21
Case Number:   99-01141PJW THRU 99-01146PJW

                        POST-PETITION LIABILITIES - OTHER
                        (UNAUDITED, DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------
                                                      MONTH             MONTH                MONTH

                                                  July 31, 1999     August 31, 1999    September 30, 1999
---------------------------------------------------------------------------------------------------------
Accrued Salary, Wages, Payroll Taxes                $   1,155          $   1,067          $
Accrued commissions                                        81                148
Withheld 401-K contributions                               42                 74
Withheld Flex spending contributions                       15                 17
Withheld taxes and garnishments                             3                  4
Accrued (Post-petition) vacation liability                  0                  0
Total Other:                                        $   1,296          $   1,310          $
                                                    =========          =========          =========

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                          SCHEDULE 2-23
Case Number:   99-01141PJW THRU 99-01146PJW

                     PRE-PETITION LIABILITIES - SECURED DEBT
                        (UNAUDITED, DOLLARS IN THOUSANDS)


---------------------------------------------------------------------------------------------------------------
                                                           MONTH             MONTH               MONTH

                                                        July 31, 1999      August 31, 1999   September 30, 1999
---------------------------------------------------------------------------------------------------------------
Revolving Line of Credit (Principle Only)                  $  37,000          $  37,000          $
Term Loan A (Principle Only)                                  13,499             13,499
Term Loan B (Principle Only)                                   1,300              1,300
Term Loan C (Principle Only)                                     340                340
Building Mortgage (Principle Only)                             3,000              3,000
Capitalized Equipment Leases - Current portion                    16                 15
Capitalized Equipment Leases  - Long term portion                 27                 26
Total Secured Debt:                                        $  55,182          $  55,180          $
                                                           =========          =========          =========

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                          SCHEDULE 2-24
Case Number:   99-01141PJW THRU 99-01146PJW

                    PRE-PETITION LIABILITIES - PRIORITY DEBT
                        (UNAUDITED, DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------
                                           MONTH             MONTH               MONTH

                                       July 31, 1999     August 31, 1999   September 30, 1999
---------------------------------------------------------------------------------------------
Accrued Vacation Liability               $   1,258          $   1,197          $
Accrued Commissions                              0                  0
Accrued Workers' Compensation                   61                 35
Withheld Taxes and Garnishments                  0                  0
Total Priority Debt:                     $   1,319          $   1,232          $
                                         =========          =========          =========

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                          SCHEDULE 2-25
Case Number:   99-01141PJW THRU 99-01146PJW

                    PRE-PETITION LIABILITIES - UNSECURED DEBT
                        (UNAUDITED, DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------
                                                               MONTH             MONTH              MONTH

                                                           July 31, 1999     August 31, 1999   September 30, 1999
-----------------------------------------------------------------------------------------------------------------
Sr. Subordinated Notes (Principle only)                      $ 108,635          $ 108,635          $
Convertible Debentures  (Principle only)                        50,000             50,000
Accounts payable - Trade                                        11,567             11,643
Accrued Expenses                                                 4,964              4,882
Accrued Interest on Pre-petition Debt                           12,948             13,227
Accrued Rebates/Royalties/Warranty Reserve                         533                533
Accrued property/Income Taxes                                    1,111              1,111
Restructuring Liability Accrued - Current Portion                  300                300
Restructuring Liability Accrued - Long Term Portion                549                521
Deferred MicroSpan Royalty Income                                1,000              1,000
Accrued Executory Acquisition Contracts                          1,463              1,419
Other                                                               17                  9
Total Unsecured Debt:                                        $ 193,087          $ 193,280          $
                                                             =========          =========          =========

(1) Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                  ACCRUAL BASIS - 3
Case Number:   99-01141PJW THRU 99-01146PJW                        Third Quarter

                        (UNAUDITED, DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------
REVENUES                                           MONTH               MONTH                MONTH

                                               July 31, 1999       August 31, 1999    September 30, 1999
--------------------------------------------------------------------------------------------------------
1.   Gross Revenue                                $   2,994           $   3,374           $
2.   Less:  Returns & Discounts
3.   Net Revenue                                  $   2,994           $   3,374

COST OF GOODS SOLD

4.   Beginning Inventory
5.   Add:  Purchases
6.   Less:  Ending Inventory
7.   Cost of Goods Sold                           $   2,285           $   2,492           $
8.   Gross Profit                                 $     709           $     882           $

OPERATING EXPENSES

9.   Officer/Insider Compensation                 $                   $
10.  Direct Labor/Salaries
11.  Payroll Taxes
12.  Rent & Lease Expense
13.  Insurance
14.  Depreciation/Depletion/Amortization                238                 270
15.  General & Administrative                         2,390               2,705
16.  Other (Attach List)
17.  Total Operating Expenses                     $   2,628           $   2,975           $
18.  Operating Income                             $  (1,919)          $  (2,093)          $

OTHER INCOME & EXPENSES

19.  Other Income  (Attach List)                                             13
20.  Other Expenses  (Interest Expense)                 853                 889
21.  Interest Income                                     10                   8
22.  Other  (Attach List) License Fee                                       450
23.  Net Other Income & Expenses                  $    (843)          $    (418)          $

REORGANIZATION EXPENSES

24.  Professional Fees                            $      14           $     507           $
25.  U.S. Trustee Fees                                   14                   9
26.  Other  (Attach List)                                23                  27
27.  Total Reorganization Expenses                $      51           $     543           $
28.  Income Tax
29.  NET PROFIT (LOSS)                            $  (2,813)          $  (3,054)          $

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                          SCHEDULE 3-15
Case Number:   99-01141PJW THRU 99-01146PJW


                        (UNAUDITED, DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------
                                       MONTH               MONTH                MONTH

                                   July 31, 1999       August 31, 1999    September 30, 1999
--------------------------------------------------------------------------------------------
Operating Expenses:
   Research and Development          $      290          $      345          $
   Selling                                  727               1,002
   Customer Service                          23                  23
   Marketing                                284                 201
   International                             83                 163
   Regulatory Affairs                         0                   0
   G&A - Operations                         342                 327
   Information systems                      160                 157
   Finance                                  139                 158
   Human Resources                           39                  32
   Corporate Facilities                      50                  82
   Corporate Insurance                       49                  47
   Investor Relations                         9                   9
   Chairman                                 104                  99
   Aviation                                   2                   0
   Legal                                     67                  39
   New business development                  22                  21
Total Operating Expenses:            $    2,390          $    2,705          $
                                     ==========          ==========          ==========

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                          SCHEDULE 3-26
Case Number:   99-01141PJW THRU 99-01146PJW


                         REORGANIZATION EXPENSES - OTHER
                        (UNAUDITED, DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------
                                                        MONTH             MONTH               MONTH
                                                    July 31, 1999     August 31, 1999    September 30, 1999
-----------------------------------------------------------------------------------------------------------
Bar Date Publication Fees                             $       9          $       0           $
Trustee of Sr. Subordinated Notes Legal Fees                  8                  0
Public Relation Services                                      6                 (2)
Trustee of Convertible Debenture Legal Fees                   0                 15
Bankruptcy Services, Inc./Solicitation Agent                  0                 14
Total Reorganization Expenses - Other:                $      23          $      27           $
                                                      =========          =========           =========

Debtor:IMAGYN MEDICAL TECHNOLOGIES, INC.
Case Number:  99-01141PJW THRU 99-01146PJW
Reporting August 1, 1999 thru August 31, 1999

Summary of Disbursements by legal entity


IMAGYN MEDICAL TECHNOLOGIES OF CALIFORNIA (IMTI-CALIF):

  Wells Fargo                             A/C 4759-011166           $1,049,693.46
  Old Kent Bank                           A/C 1319982                  986,301.05
  US Bank                                 A/C 152100007367             228,155.31
  Barclays Bank                           A/C 50530689                  37,276.70
  Wells Fargo Payroll Accounts            A/C 4660035734             1,843,463.26
  Fleet Bank Healthcare Disbursements     A/C 0002297401               110,000.00
                                                                    -------------
  Total Disbursements IMTI-Calif                                    $4,254,889.78
                                                                    =============

OSBON MEDICAL SYSTEMS, INC.:

  Wells Fargo                            A/C 4759-011299            $   68,632.69
                                                                    =============

IMAGYN MEDICAL, INC.:

  Silicon Valley                         A/C 600247170              $       70.00
                                                                    =============

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.            ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW            Bank:  Wells Fargo
                                                     Account No.: 4759-011166
                                                     Page 1 of 17
                                                     Account Type:  Zero Balance
                                                     Disbursement - Corporate

-------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                   MONTH                  MONTH                  MONTH
DISBURSEMENTS                                   July 31, 1999         August 31, 1999      September 30, 1999
-------------------------------------------------------------------------------------------------------------
1.   Cash - Beginning of Month                   (147,232.16)           (343,418.44)

                                         RECEIPTS

2.   Cash Sales
3.   Collection of Accounts Receivable
4.   Loans and Advances (Attach List)
5.   Sales of Assets
6.   Other (Attach List)                        1,019,518.67           1,120,073.00
7.   Total Receipts                             1,019,518.67           1,120,073.00
8.   Total Cash Available                         872,286.51             776,654.56

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                        DATE                PAYEE               PURPOSE                AMOUNT
--------------------------------------------------------------------------------------------------------




                                            SEE ATTACHED                                 $(1,049,693.46)













             Total Bank Account Disbursements                                            $
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)               $  (273,038.90)

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW                Bank:  Old Kent
                                                         Account No.: 1319982
                                                         Page 2 of 17
                                                         Account Type:
                                                         Disbursement - Surgical

-------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                   MONTH                 MONTH                  MONTH
DISBURSEMENTS                                   July 31, 1999        August 31, 1999       September 30, 1999
-------------------------------------------------------------------------------------------------------------
1.   Cash - Beginning of Month                   (473,974.25)           (668,498.48)

                                         RECEIPTS

2.   Cash Sales
3.   Collection of Accounts Receivable
4.   Loans and Advances (Attach List)
5.   Sales of Assets
6.   Other (Attach List) Transfers              1,932,500.00           1,641,200.00
7.   Total Receipts                             1,932,500.00           1,641,200.00
8.   Total Cash Available                       1,458,525.75             972,701.52

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                        DATE                PAYEE               PURPOSE                  AMOUNT
--------------------------------------------------------------------------------------------------------




                                            SEE ATTACHED                                    $ 985,500.19

                                            Old Kent Bank       Fees                              800.86










             Total Bank Account Disbursements                                               $ 986,301.05
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                  $(13,599.53)

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.             ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW             Bank:  Wells Fargo
                                                      Account No.: 4759-011299
                                                      Page 3 of 17
                                                      Account Type: Zero Balance
                                                      Disbursement - Urology

------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                  MONTH               MONTH              MONTH
DISBURSEMENTS                                  July 31, 1999      August 31, 1999   September 30, 1999
------------------------------------------------------------------------------------------------------
1.   Cash - Beginning of Month                   (20,300.56)         (14,632.64)

                                        RECEIPTS

2.   Cash Sales                                          0                   0
3.   Collection of Accounts Receivable                   0                   0
4.   Loans and Advances (Attach List)                    0                   0
5.   Sales of Assets                                     0                   0
6.   Other (Attach List) Corp. transfer          67,071.23           79,872.37
7.   Total Receipts                              67,071.23           79,872.37
8.   Total Cash Available                        46,770.67           65,239.73

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                        DATE                PAYEE               PURPOSE                  AMOUNT
-------------------------------------------------------------------------------------------------------




61098                                       SEE ATTACHED                                    $ 68,632.59
                                                                Clearing Diff                       .10












             Total Bank Account Disbursements                                               $ 68,632.69
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                   (3,392.96)

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.           ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW         Bank: U. S. Bank
                                                    Account No.: 152100007367
                                                    Page 4 of 17
                                                    Account Type: Disbursement -
                                                                  Med/Surge

--------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                       MONTH             MONTH              MONTH
DISBURSEMENTS                                   July 31, 1999       August 31, 1999   September 30, 1999
--------------------------------------------------------------------------------------------------------
1.   Cash - Beginning of Month                    (1,732.41)              835.00

                                                RECEIPTS

2.   Cash Sales                                           0                    0
3.   Collection of Accounts Receivable                    0                    0
4.   Loans and Advances (Attach List)                     0                    0
5.   Sales of Assets                                      0                    0
6.   Other (Attach List) Corp. transfer          229,500.00           227,300.00
7.   Total Receipts                              229,500.00           227,300.00
8.   Total Cash Available                        227,767.59           228,135.00

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                        DATE                PAYEE                PURPOSE            AMOUNT
--------------------------------------------------------------------------------------------------
                                                                Check Register         $228,155.31


















             Total Bank Account Disbursements                                          $228,155.31
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)             $    (20.31)

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.           ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW           Bank: Silicon Valley
                                                    Account No.: 600247170
                                                    Page 5 of 17
                                                    Account Type: Disbursement -
                                                                  Corporate

----------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                 MONTH              MONTH              MONTH
DISBURSEMENTS                                 July 31, 1999     August 31, 1999   September 30, 1999
----------------------------------------------------------------------------------------------------
1.   Cash - Beginning of Month                     700.06             595.06

                                     RECEIPTS

2.   Cash Sales
3.   Collection of Accounts Receivable
4.   Loans and Advances (Attach List)
5.   Sales of Assets
6.   Other (Attach List)
7.   Total Receipts                                     0                  0
8.   Total Cash Available                          700.06             595.06

                           CURRENT MONTH DISBURSEMENTS

------------------------------------------------------------------------------------------------
CHECK
NUMBER                   DATE           PAYEE                    PURPOSE                 AMOUNT
------------------------------------------------------------------------------------------------
                       08/26/99   Silicon Valley Bank  Bank fee                         $  70.00

















             Total Bank Account Disbursements                                           $  70.00
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)              $ 525.06

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.             ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW             Bank: First Union
                                                      Account No.: 2080000366487
                                                      Page 6 of 17
                                                      Account Type: Lockbox -
                                                                    Urology

------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                 MONTH               MONTH               MONTH
DISBURSEMENTS                                 July 31, 1999      August 31, 1999    September 30, 1999
------------------------------------------------------------------------------------------------------
1.   Cash - Beginning of Month                    (432.32)          (1,186.77)

                                        RECEIPTS

2.   Cash Sales                                         0                   0
3.   Collection of Accounts Receivable           5,891.12           22,740.91
4.   Loans and Advances (Attach List)            1,082.46                   0
5.   Sales of Assets                                    0                   0
6.   Other (Attach List)                                0              754.56
7.   Total Receipts                              6,973.58           23,495.47
8.   Total Cash Available                        6,541.26           22,308.70

                           CURRENT MONTH DISBURSEMENTS

----------------------------------------------------------------------------------------------------
CHECK
NUMBER                  DATE           PAYEE                   PURPOSE                   AMOUNT
----------------------------------------------------------------------------------------------------
W/T to Corp
BT Comml Corp                        BT Comml Corp     Paydown revolving credit           $19,851.66
Auto Debit             8/2/99        First Union       NSF Charge                              28.00
Auto Debit             8/3/99        First Union       NSF Charge                              28.00
Auto Debit             8/11/99       First Union       Comml Svc Chg                          441.89
Auto Debit             8/20/99       Nova              OD Chg                                  20.00
Auto Debit             8/20/99       Nova              July Merchant Fee                      159.81










             Total Bank Account Disbursements                                             $20,529.36
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                $ 1,779.34

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW                Bank: Old Kent Bank
                                                         Account No.: 1528641
                                                         Page 7 of 17
                                                         Account Type: Lockbox -
                                                                       Surgical

------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                  MONTH              MONTH               MONTH
DISBURSEMENTS                                  July 31, 1999      August 31, 1999   September 30, 1999
------------------------------------------------------------------------------------------------------
1.   Cash - Beginning of Month                    1,200.00           53,995.82

                                        RECEIPTS

2.   Cash Sales
3.   Collection of Accounts Receivable          363,717.15          902,453.76
4.   Loans and Advances (Attach List)
5.   Sales of Assets
6.   Other (Attach List)
7.   Total Receipts                             363,717.15          902,453.76
8.   Total Cash Available                       364,917.15          956,449.58

                           CURRENT MONTH DISBURSEMENTS

---------------------------------------------------------------------------------------------------
CHECK
NUMBER                     DATE          PAYEE                  PURPOSE                   AMOUNT
---------------------------------------------------------------------------------------------------
                                     BT Comml Corp     Paydown of revolving credit     $925,828.93

                                     Old Kent Bank     MC/Visa Fee                          874.05
















             Total Bank Account Disbursements                                          $926,702.98
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)             $ 29,746.60

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.           ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW           Bank:  U.S. Bank
                                                    Account No.: 192232073325
                                                    Page 8 of 17
                                                    Account Type: Dep. Lockbox -
                                                                  Med/Surge

----------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                 MONTH               MONTH             MONTH
DISBURSEMENTS                                 July 31, 1999      August 31, 1999  September 30, 1999
----------------------------------------------------------------------------------------------------
1.   Cash - Beginning of Month                   9,996.66          (1,172.51)

                                        RECEIPTS

2.   Cash Sales                                         0                  0
3.   Collection of Accounts Receivable          27,675.37           2,475.54
4.   Loans and Advances (Attach List)                   0                  0
5.   Sales of Assets                                    0           5,500.00
6.   Other (Attach List)                        10,218.00             524.21
7.   Total Receipts                             37,893.37           8,499.75
8.   Total Cash Available                       47,890.03           7,327.24

                           CURRENT MONTH DISBURSEMENTS

------------------------------------------------------------------------------------------------
CHECK
NUMBER                  DATE           PAYEE                   PURPOSE                AMOUNT
------------------------------------------------------------------------------------------------
W/T to Corp
BT Comml Corp                        BT Comml Corp     Paydown revolving credit        $1,254.11

Auto Debit             8/18/99       U.S. Bank         Comml Svc Chg                      588.49















             Total Bank Account Disbursements                                          $1,842.60
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)             $5,484.64

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.            ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW            Bank: LaSalle National bank
                                                     Account No.: 5800130725
                                                     Page 9 of 17
                                                     Account Type: Lockbox -
                                                                   Urology

---------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                     MONTH               MONTH              MONTH
DISBURSEMENTS                                     July 31, 1999      August 31, 1999   September 30, 1999
---------------------------------------------------------------------------------------------------------
1.   Cash - Beginning of Month                        (214.80)            (214.80)

                                             RECEIPTS

2.   Cash Sales                                             0                   0
3.   Collection of Accounts Receivable                      0              362.04
4.   Loans and Advances (Attach List) Timm
     medical receipts                                1,088.07                   0
5.   Sales of Assets                                        0                   0
6.   Other (Attach List) Corp. transfer                255.54              215.74
7.   Total Receipts                                  1,343.61              577.78
8.   Total Cash Available                            1,128.81              362.98

                           CURRENT MONTH DISBURSEMENTS

------------------------------------------------------------------------------------------------
CHECK
NUMBER                    DATE          PAYEE                 PURPOSE                   AMOUNT
------------------------------------------------------------------------------------------------
W/T to Corp
BT Comml Corp                        BT Comml Corp     Paydown revolving credit        $  362.04

Auto Debit               8/13/99     LaSalle           Comml Svc Chg                   $  215.74















             Total Bank Account Disbursements                                          $  577.78
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)             $(214.80)

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.            ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW            Bank: LaSalle National Bank
                                                     Account No.: 5800130717
                                                     Page 10 of 17
                                                     Account Type: Lockbox -
                                                                   Surgical

----------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                   MONTH                MONTH                MONTH
DISBURSEMENTS                                   July 31, 1999       August 31, 1999     September 30, 1999
----------------------------------------------------------------------------------------------------------
1.   Cash - Beginning of Month                     73,873.46            275,598.92

                                             RECEIPTS

2.   Cash Sales
3.   Collection of Accounts Receivable          1,330,781.63          1,340,838.28
4.   Loans and Advances (Attach List)
5.   Sales of Assets
6.   Other (Attach List)
7.   Total Receipts                             1,330,781.63          1,340,838.28
8.   Total Cash Available                       1,404,655.09          1,616,437.20

                           CURRENT MONTH DISBURSEMENTS

-----------------------------------------------------------------------------------------------------
CHECK
NUMBER                  DATE            PAYEE                   PURPOSE                     AMOUNT
-----------------------------------------------------------------------------------------------------
                                     BT Comml Corp       Paydown revolving credit       $1,587,580.10

                                     LaSalle             Analysis Fees                       2,043.91
















             Total Bank Account Disbursements                                           $1,589,624.01
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                  26,813.19

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.            ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW            Bank: LaSalle National Bank
                                                     Account No.: 5800130741
                                                     Page 11 of 17
                                                     Account Type: Lockbox -
                                                                   Corporate

-----------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                  MONTH              MONTH               MONTH
DISBURSEMENTS                                  July 31, 1999     August 31, 1999   September 30, 1999
-----------------------------------------------------------------------------------------------------
1.   Cash - Beginning of Month                    5,630.28           28,418.51

                                        RECEIPTS

2.   Cash Sales
3.   Collection of Accounts Receivable          334,704.46          476,088.19
4.   Loans and Advances (Attach List)
5.   Sales of Assets
6.   Other (Attach List)                         10,847.33           73,449.60
7.   Total Receipts                             345,551.79          549,537.79
8.   Total Cash Available                       351,182.07          577,956.30

                           CURRENT MONTH DISBURSEMENTS

--------------------------------------------------------------------------------------------------
CHECK
NUMBER                    DATE          PAYEE                  PURPOSE                   AMOUNT
--------------------------------------------------------------------------------------------------
                                     Deutsche Bank     Paydown revolving credit        $574,672.30


















             Total Bank Account Disbursements                                          $574,672.30
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)             $   3284.00

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.            ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW            Bank: LaSalle National Bank
                                                     Account No.: 5800130733
                                                     Page 12 of 17
                                                     Account Type: Lockbox -
                                                                   Med/Surge

-------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                 MONTH                MONTH              MONTH
DISBURSEMENTS                                 July 31, 1999        August 31, 1999   September 30, 1999
-------------------------------------------------------------------------------------------------------
1.   Cash - Beginning of Month                  (13,062.52)              340.91

                                        RECEIPTS

2.   Cash Sales                                          0                    0
3.   Collection of Accounts Receivable          124,282.66           263,040.13
4.   Loans and Advances (Attach List)                    0                    0
5.   Sales of Assets                                     0            26,840.70
6.   Other (Attach List)                         23,994.98             3,745.00
7.   Total Receipts                             148,277.64           293,625.83
8.   Total Cash Available                       135,215.12           293,966.74

                           CURRENT MONTH DISBURSEMENTS

--------------------------------------------------------------------------------------------------
CHECK
NUMBER                  DATE            PAYEE                 PURPOSE                     AMOUNT
--------------------------------------------------------------------------------------------------
Auto Debit             8/11/99                         Collection Fees                 $    600.00
Auto Debit             8/26/99                         Collection Fees                       90.00
Auto Debit             8/26/99                         Collection Fees                       90.00
Auto Debit             8/26/99                         Collection Fees                      100.00
Auto Debit             8/26/99                         Collection Fees                      100.00

W/T to Corp
BT Comml Corp                        BT Comml Corp     Paydown revolving credit         277,452.67









             Total Bank Account Disbursements                                          $278,432.67
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)             $ 15,534.07

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.           ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW           Bank: Barclays
                                                    Account No.: 50530689
                                                    Page 13 of 17
                                                    Account Type: Disbursement -
                                                                  Corporate

----------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                 MONTH              MONTH              MONTH
DISBURSEMENTS                                 July 31, 1999     August 31, 1999   September 30, 1999
----------------------------------------------------------------------------------------------------
1.   Cash - Beginning of Month                   1,663.29           5,602.85

                                           RECEIPTS

2.   Cash Sales
3.   Collection of Accounts Receivable
4.   Loans and Advances (Attach List)
5.   Sales of Assets
6.   Other (Attach List)                        20,000.00          30,000.00
7.   Total Receipts                             20,000.00          30,000.00
8.   Total Cash Available                       21,663.29          35,602.85

                           CURRENT MONTH DISBURSEMENTS

--------------------------------------------------------------------------------------------------
CHECK
NUMBER                   DATE           PAYEE                  PURPOSE                    AMOUNT
--------------------------------------------------------------------------------------------------
n/a                    08/16/99      Barclays Bank     Stuart Hendry salary            $ 29,474.81
100110                 08/25/99      Stuart Hendry     Payment of expense reports         2,435.52
100111                 08/26/99      Stuart Hendry     Payment of expense reports         4,266.61
n/a                    08/26/99      BT Cellnet        S. Hendry cell phone bill            500.00
n/a                    08/31/99      Allied Dunbar     S. Hendry pension                    446.67
n/a                    08/31/99      BUPA Central      S. Hendry Health Insurance           153.09













             Total Bank Account Disbursements                                          $ 37,276.70
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)             $ (1,673.85)

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.             ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW             Bank:  Wells Fargo
                                                      Account No.: 4660035734
                                                      Page 14  of 17
                                                      Account Type: ZBA Payroll-
                                                                    Corporate

-------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                   MONTH                  MONTH                 MONTH
DISBURSEMENTS                                   July 31, 1999         August 31, 1999      September 30, 1999
-------------------------------------------------------------------------------------------------------------
1.   Cash - Beginning of Month                    (57,598.99)            (25,050.35)

                                           RECEIPTS

2.   Cash Sales
3.   Collection of Accounts Receivable
4.   Loans and Advances (Attach List)
5.   Sales of Assets
6.   Other (Attach List)                        1,745,871.28           1,831,018.85
7.   Total Receipts                             1,745,871.28           1,831,018.85
8.   Total Cash Available                       1,688,272.29           1,805,968.50

                           CURRENT MONTH DISBURSEMENTS

----------------------------------------------------------------------------------------------------
CHECK
NUMBER                     DATE           PAYEE                PURPOSE                    AMOUNT
----------------------------------------------------------------------------------------------------

                                                       SEE ATTACHED                    $1,843,463.26


















             Total Bank Account Disbursements                                          $1,843,463.26
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)             $ (37,494.76)

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.             ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW             Bank: Fleet Bank
                                                      Account No.: 0002297401
                                                      Page 15 of 17
                                                      Account Type: Health
                                                                    Disbursement
                                                                    Corporate

------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                 MONTH                MONTH              MONTH
DISBURSEMENTS                                 July 31, 1999       August 31, 1999   September 30, 1999
------------------------------------------------------------------------------------------------------
1.   Cash - Beginning of Month                   43,000.00           43,000.00

                                        RECEIPTS

2.   Cash Sales
3.   Collection of Accounts Receivable
4.   Loans and Advances (Attach List)
5.   Sales of Assets
6.   Other (Attach List)                        110,000.00          110,000.00
7.   Total Receipts                             110,000.00          110,000.00
8.   Total Cash Available                       153,000.00          153,000.00

                           CURRENT MONTH DISBURSEMENTS

--------------------------------------------------------------------------------------------------
CHECK
NUMBER                     DATE           PAYEE             PURPOSE                       AMOUNT
--------------------------------------------------------------------------------------------------

                                                       SEE ATTACHED                    $110,000.00















             Total Bank Account Disbursements                                          $110,000.00
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)               43,000.00

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.               ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW               Bank: Wells Fargo
                                                        Account No.: 4660035791
                                                        Page 16 of 17
                                                        Account Type: General
                                                                      Operations

-----------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                   MONTH                 MONTH                MONTH
DISBURSEMENTS                                   July 31, 1999        August 31, 1999     September 30, 1999
-----------------------------------------------------------------------------------------------------------
1.   Cash - Beginning of Month                     50,000.00             50,000.00

                                        RECEIPTS

2.   Cash Sales
3.   Collection of Accounts Receivable
4.   Loans and Advances (Attach List)           5,225,000.00          5,105,000.00
5.   Sales of Assets
6.   Other (Attach List)                          332,316.69            532,862.40
7.   Total Receipts                             5,557,316.69          5,637,862.40
8.   Total Cash Available                       5,607,316.69          5,687,862.40

                           CURRENT MONTH DISBURSEMENTS

----------------------------------------------------------------------------------------------------
CHECK
NUMBER                     DATE           PAYEE                PURPOSE                    AMOUNT
----------------------------------------------------------------------------------------------------
                                                       SEE ATTACHED                    $5,637,862.40















             Total Bank Account Disbursements                                          $5,637,862.40
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)             $   50,000.00

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.            ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW            Bank: Wells Fargo
                                                     Account No.: 4417833415
                                                     Page 17 of 17
                                                     Account Type: Concentration
                                                                   Sweep -
                                                                   Corporate

------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                 MONTH               MONTH               MONTH
DISBURSEMENTS                                  July 31, 1999     August 31, 1999    September 30, 1999
------------------------------------------------------------------------------------------------------
1.   Cash - Beginning of Month                  136,137.21          137,121.94

                                     RECEIPTS

2.   Cash Sales
3.   Collection of Accounts Receivable
4.   Loans and Advances (Attach List)
5.   Sales of Assets
6.   Other (Attach List)                        332,949.97          501,356.27
7.   Total Receipts                             332,949.97          501,356.27
8.   Total Cash Available                       469,087.18          638,478.21

                           CURRENT MONTH DISBURSEMENTS

-----------------------------------------------------------------------------------------------------
CHECK
NUMBER                     DATE             PAYEE              PURPOSE                      AMOUNT
-----------------------------------------------------------------------------------------------------


                                                          SEE ATTACHED                    532,527.32















             Total Bank Account Disbursements                                           $ 532,527.32
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)              $ 105,950.89

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                   ACCRUAL BASIS - 5
   Case Number: 99-01141PJW THRU 99-01146PJW

ACCOUNTS RECEIVABLE AGING                              (Based Upon Invoice Date)



          (UNAUDITED, DOLLARS IN THOUSANDS)

                    0 - 30 days old                                     $ 3,187
                    31 - 60 days old                                      2,005
                    61 - 90 days old                                        700
                    91+ days old                                          8,626
                    Total Accounts Receivable                           $14,518
                    Amount Considered Uncollectible                       7,174
                    Accounts Receivable (Net)                           $ 7,344

AGING OF POST-PETITION ACCOUNTS PAYABLE

                        (UNAUDITED, DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------
                            0 - 30           31 - 60          61 - 90            91+
                             Days             Days             Days              Days           Total
----------------------------------------------------------------------------------------------------------
Accounts Payable              416               0                0                               416

STATUS OF POST-PETITION TAXES

--------------------------------------------------------------------------------------------------------------------
                               BEGINNING           AMOUNT                                ENDING
                                  TAX            WITHHELD OR          AMOUNT               TAX            DELINQUENT
                               LIABILITY*          ACCRUED             PAID             LIABILITY            TAXES
--------------------------------------------------------------------------------------------------------------------
Federal
 Withholding**                 $ 173,709          $ 280,901          $ 308,634          $ 145,976          $
FICA-Employee**                   55,112            100,778            104,319             51,571
FICA-Employer**                   55,112            100,778            104,319             51,571
Unemployment                         424                759                815                368
Income
Other (Attach List)
Total Federal Taxes            $ 284,357          $ 483,215            518,087          $ 249,485          $
State and Local
Withholding                    $  37,721          $  68,482             70,454          $  35,749          $
Sales
Excise
Unemployment                       3,607              6,700              7,003              3,303
Real Property
Personal Property
Other (Attach List)                  339                528                521                345
Total State and Local             41,666             75,710             77,978             39,398
Total Taxes                    $ 326,023          $ 558,924          $ 596,065          $ 288,883          $

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 6
Case Number:   99-01141PJW THRU 99-01146PJW                    Page 1 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

----------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                                        MONTH:               August 1999
                                                                        ----------------------------
                                                       Account #1       Account #2       Account #3
----------------------------------------------------------------------------------------------------
A.  BANK                                              Wells Fargo       Wells Fargo      Wells Fargo
B.  ACCOUNT NUMBER:                                    4759011166       4660035791       4417833415
C.  PURPOSE (TYPE):                                    Corp Disb        General Ops      Conc. Sweep
1.  Balance per bank statement                                   0         50,000.00      105,950.89
2.  +Total deposits not credited
3.  - Outstanding checks                               273,038.90
4.  +/- Other reconciling items (Attach List)
5.  Month end balance per books                       (273,038.90)         50,000.00      105,950.89
6.  Number of last check written                         45151              na               na

INVESTMENT ACCOUNTS

------------------------------------------------------------------------------------------------------------------
                                                      DATE OF         TYPE OF          PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                           PURCHASE      INSTRUMENT           PRICE            VALUE
------------------------------------------------------------------------------------------------------------------
7.   Wells Fargo, Cert. Of Deposit, 1660018524000     April 1996         CD            100,000.00       112,359.53
8.   Wells Fargo, Cert. of Deposit, 1660018052000    October 1996        CD            100,000.00       115,329.10
9.
10.
11.                                               TOTAL INVESTMENTS                                    $227,688.63

CASH

12.  CURRENCY ON HAND                                                                                    16,002.32

13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)                                              196,373.63

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 6
Case Number: 99-01141PJW THRU 99-01146PJW                      Page 2 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

---------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                                        MONTH:                 August 1999
                                                                        ---------------------------------
                                                       Account #4         Account #5           Account #6
---------------------------------------------------------------------------------------------------------
A.  BANK                                                LaSalle         Silicon Valley         Fleet Bank
B.  ACCOUNT NUMBER:                                    5800130741          600247170           0002297401
C.  PURPOSE (TYPE):                                   Corp Lockbox         Corp Disb          Corp Health
                                                                                                  Disb
---------------------------------------------------------------------------------------------------------
1.  Balance per bank statement                           3,284.00              490.06           43,000.00
2.  +Total deposits not credited
3.  - Outstanding checks
4.  +/- Other reconciling items (Attach List)                   0               35.00
5.  Month end balance per books                          3,284.00              525.06           43,000.00
6.  Number of last check written                              n/a               27116                 n/a

INVESTMENT ACCOUNTS

--------------------------------------------------------------------------------------------------------------
                                                    DATE OF         TYPE OF          PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                         PURCHASE      INSTRUMENT           PRICE            VALUE
--------------------------------------------------------------------------------------------------------------
7.
8.
9.
10.
11.                                               TOTAL INVESTMENTS                                     $

CASH

12.  CURRENCY ON HAND

13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 6
Case Number: 99-01141PJW THRU 99-01146PJW                      Page 3 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

------------------------------------------------------------------------------------
BANK RECONCILIATIONS                                       MONTH:      August 1999
                                                                      --------------
                                                      Account #7        Account #8
------------------------------------------------------------------------------------
A.  BANK                                               Barclays        Wells Fargo
B.  ACCOUNT NUMBER:                                    50530689         4660035734
C.  PURPOSE (TYPE):                                   Corp. Disb       Corp Payroll
1.  Balance per bank statement                          29,322.21                  0
2.  +Total deposits not credited
3.  - Outstanding checks                                 6,702.13          41,384.33
4.  +/- Other reconciling items (Attach List)          (24,293.93)          3,889.57
5.  Month end balance per books                         (1,673.85)        (37,494.76)
6.  Number of last check written                           100111     37666; 1001413

INVESTMENT ACCOUNTS

------------------------------------------------------------------------------------------------------------------
                                                    DATE OF         TYPE OF          PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                         PURCHASE      INSTRUMENT           PRICE            VALUE
------------------------------------------------------------------------------------------------------------------
7.
8.
9.
10.
11.                                               TOTAL INVESTMENTS                                     $

CASH

12.  CURRENCY ON HAND

13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 6
Case Number: 99-01141PJW THRU 99-01146PJW                      Page 4 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                                        MONTH:              August 1999
                                                                       -------------------------------
                                                       Account #9      Account #10       Account #11
------------------------------------------------------------------------------------------------------
A.  BANK                                                LaSalle          Old Kent       Old Kent Bank
                                                        Surgical           Bank           Surgical
                                                                         Surgical
B.  ACCOUNT NUMBER:                                    5800130717        1528641           1319982
C.  PURPOSE (TYPE):                                     Lockbox          Lockbox        Checking Disb
1.  Balance per bank statement                           26,813.19        29,746.60        185,074.37
2.  +Total deposits not credited
3.  - Outstanding checks                                                                   198,673.90
4.  +/- Other reconciling items (Attach List)
5.  Month end balance per books                          26,813.19        29,746.60        (13,599.53)
6.  Number of last check written                               n/a              n/a            163249

INVESTMENT ACCOUNTS

------------------------------------------------------------------------------------------------------------------
                                                    DATE OF         TYPE OF          PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                         PURCHASE      INSTRUMENT           PRICE            VALUE
------------------------------------------------------------------------------------------------------------------
7.
8.
9.
10.
11.                                               TOTAL INVESTMENTS                                   $

CASH

12.  CURRENCY ON HAND

13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 6
Case Number:   99-01141PJW THRU 99-01146PJW                    Page 5 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                                        MONTH:               August 1999
                                                                       -------------------------------
                                                      Account #12      Account #13       Account #14
------------------------------------------------------------------------------------------------------
A.  BANK                                                LaSalle        First Union       Wells Fargo
                                                        Urology          Urology           Urology
B.  ACCOUNT NUMBER:                                    5800130725       5800130741       4759011299
C.  PURPOSE (TYPE):                                     Lockbox         Depository      ZBA Checking
                                                                         Lockbox
1.  Balance per bank statement                                   0           499.80                 0
2.  +Total deposits not credited                                 0         2,666.80                 0
3.  - Outstanding checks                                         0                0         (3,392.96)
4.  +/- Other reconciling items (Attach List)              (214.80)       (1,387.26)                0
5.  Month end balance per books                            (214.80)        1,779.34         (3,392.96)
6.  Number of last check written                               n/a              n/a             61111

------------------------------------------------------------------------------------------------------------------
INVESTMENT ACCOUNTS
                                                    DATE OF         TYPE OF          PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                         PURCHASE      INSTRUMENT           PRICE            VALUE
------------------------------------------------------------------------------------------------------------------
7.
8.
9.
10.
11.                                               TOTAL INVESTMENTS                                  $

CASH

12.  CURRENCY ON HAND

13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 6
Case Number:   99-01141PJW THRU 99-01146PJW                          Page 5 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

-----------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                                         MONTH:              August 1999
                                                                     ---------------------------------
                                                       Account #15      Account #16      Account #17
-----------------------------------------------------------------------------------------------------
A.  BANK                                                U.S. Bank         LaSalle         U.S. Bank
                                                        Medsurge          Medsurge         Medsurge
B.  ACCOUNT NUMBER:                                   192232073325       5800130733      152100007367
C.  PURPOSE (TYPE):                                    Depository         Lockbox        Disbursement
                                                         Lockbox
1.  Balance per bank statement                           $   655.00     $  17,106.26     $  62,125.96
2.  +Total deposits not credited                           5,500.00        17,280.01                0
3.  - Outstanding checks                                          0                0       (62,146.27)
4.  +/- Other reconciling items (Attach List)               (670.36)      (18,852.20)               0
5.  Month end balance per books                          $ 5,484.64     $  15,534.07     $     (20.31)
6.  Number of last check written                                n/a              n/a            27369

------------------------------------------------------------------------------------------------------------------
INVESTMENT ACCOUNTS
                                                    DATE OF         TYPE OF          PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                         PURCHASE      INSTRUMENT           PRICE            VALUE
------------------------------------------------------------------------------------------------------------------
7.
8.
9.
10.
11.                                               TOTAL INVESTMENTS                                    $

CASH

12.  CURRENCY ON HAND

13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)

PLEASE ATTACH COPIES OF BANK STATEMENTS.

 Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.               ACCRUAL BASIS - 7
 Case Number:  99-01141PJW THRU 99-01146PJW

                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total distributions shown for the month, list the amount paid to insiders (as defined in Section 101(31)-(A)- (F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commission, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

------------------------------------------------------------------------------------------------------------
                                              INSIDERS
------------------------------------------------------------------------------------------------------------
                   NAME                       POSITION        TYPE OF            AMOUNT        CUMULATIVE
                                                              PAYMENT             PAID           UNPAID
                                                                                                BALANCE
------------------------------------------------------------------------------------------------------------
1.  SEE ATTACHED                                                                   $179,961
2.
3.
4.
5.
6. TOTAL PAYMENTS TO INSIDERS                                                      $

------------------------------------------------------------------------------------------------------------
                                              PROFESSIONALS
------------------------------------------------------------------------------------------------------------
            NAME                   TYPE OF        DATE OF COURT     AMOUNT           AMOUNT     TOTAL PAID
                                 PROFESSIONAL         ORDER        APPROVED           PAID       TO DATE
                                 AUTHORIZING
                                   PAYMENT
------------------------------------------------------------------------------------------------------------
1.                             debtor attorney
2.                             debtor accountant
3.
4.
5.
6. TOTAL PAYMENTS TO
   PROFESSIONALS                                                                    $

------------------------------------------------------------------------------------------------------------
                                      ADEQUATE PROTECTION PAYMENTS
------------------------------------------------------------------------------------------------------------
      NAME OF CREDITOR            SCHEDULED MONTHLY               AMOUNTS        TOTAL UNPAID POST-PETITION
                                    PAYMENTS DUE             PAID DURING MONTH
------------------------------------------------------------------------------------------------------------
1.
2.
3.
4.
5.
6.
7.
8.  TOTAL                                                                   $0

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                           SCHEDULE 7-A
Case Number:   99-01141PJW THRU 99-01146PJW
Reporting August 1, 1999 thru August 31, 1999

                              PAYMENTS TO INSIDERS

---------------------------------------------------------------------------------------------------
         NAME                  POSITION                    TYPE OF PAYMENT            AMOUNT PAID
--------------------------------------------------------------------------------------------------
Charlie Laverty          Chairman, CEO         Wages                                    $ 62,500
                                               Auto allowance                              1,500
                                               Travel reimbursement                        5,373

Michael Quinn            COO                   Wages                                      25,000
                                               Auto allowance                              1,000
                                               Travel reimbursement                        8,008
                                               Relocation (housing allowance)              8,027

Michael Montevideo       CFO                   Wages                                      25,000
                                               Travel reimbursement                        1,205

Kevin Higgins            General Counsel       Wages                                      19,583
                                               Auto allowance                                600
                                               Travel reimbursement                        3,147

Richard Newhauser        Director/Consultant   Wages                                      14,583
                                               Travel reimbursement                            0

Lawrence Goelman         Director              Travel reimbursement                        3,970

John Chamberlin          Director              Travel Reimbursement                          465
                                                                                        --------
                         Total:                                                         $179,961
                                                                                        ========

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                 ACCRUAL BASIS - 8
Case Number:   99-01141PJW THRU 99-01146PJW

----------------------------------------------------------------------------------------------
QUESTIONNAIRE                                                                      YES    NO
----------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period?                                                      XX

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                  XX

3.   Are any Post-petition receivables (accounts, notes, or loans) due from
     related parties?                                                                     XX

4.   Have any payments been made on Pre-petition liabilities this reporting
     period?                                                                       XX

5.   Have any Post-petition loans been received by the debtor from any party?      XX

6.   Are any Post-petition payroll taxes past due?                                        XX

7.   Are any Post-petition state or federal income taxes past due?                        XX

8.   Are any Post-petition real estate taxes past due?                                    XX

9.   Are any other Post-petition taxes past due?                                          XX

10.  Are any amounts owed to Post-petition creditors past due?                            XX

11.  Have any Pre-petition taxes been paid during the reporting period?                   XX

12.  Are any wage payments past due?                                                      XX

If the answer to any of the above questions is "YES", provide a detailed explanation of each item. Attach additional sheets if necessary.

Question #4:

Response:

    Pursuant to an order dated May 19, 1999 the debtors have made payments to employees for all out-of-pocket business related expenses incurred Pre-petition and made salary, wage and payroll tax payments for Pre-petition earnings. Pursuant to an order dated August 12, 1999 the debtors have made payments of approximately $55,000 representing terminated employees accrued, but unpaid vacation balances.

Question #5:

Response:

    On July 21, 1999 the Court granted an interim order authorizing securing Post-petition DIP financing of an additional $4.0 million. This interim order increased available DIP financing to $8.0 million. As of August 31, 1999 the debtors utilized $6,791,000 of this revolving credit facility.

----------------------------------------------------------------------------------------------
INSURANCE                                                                          YES    NO
----------------------------------------------------------------------------------------------
1.   Are worker's compensation, general liability and other necessary insurance
     coverages in effect?                                                          XX

2.    Are all premium payments paid current?                                       XX

3.    Please itemize policies below

If the answer to any of the above questions is "NO", or if any policies have been canceled or not renewed during this reporting period, provide explanation below. Attach additional sheets if necessary.

---------------------------------------------------------------------------------------------------------------
                                              INSTALLMENT PAYMENTS
---------------------------------------------------------------------------------------------------------------
      TYPE OF POLICY                CARRIER                PERIOD COVERED               PAYMENT AMOUNT
                                                                                         & FREQUENCY
---------------------------------------------------------------------------------------------------------------




Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 9
Case Number:   99-01141PJW THRU 99-01146PJW                     8/1/99 - 8/31/99

------------------------------------------------------------------------------------------------
                                             PERSONNEL
------------------------------------------------------------------------------------------------
                                                                     FULL TIME       PART TIME
------------------------------------------------------------------------------------------------
1.   Total Number of employees at beginning of period                       387             3
2.   Number of employees hired during the period                             11             1
3.   Number of employees terminated or resigned during the period            22
4.   Total number of employees on payroll at end of period                  376             4


                                CHANGE OF ADDRESS

If your mailing address has changed and you have not previously notified the United States Trustees of the change, list your new address below.

Date of Change:              September 1, 1999
                     -----------------------------------------

New Address:                 Imagyn Medical Technologies, Inc.
                     -----------------------------------------

                             1 Park Plaza, Suite 1100
                     -----------------------------------------

                             Irvine, CA 92614-5925
                     -----------------------------------------

                        Imagyn Medical Technologies, Inc.
        Schedule of Checks printed from Wells Fargo Account #4759-011166 for the month of August 1999



         Check     Check                                                Check
         Number    Date          Vendor Name                            Amount                 Purpose
------------------------------------------------------------------------------------------------------------------------------
         44793     8/2/99 LEONARD HANKINS                                 155.61 Employee T&E
         44794     8/2/99 BURRTEC WASTE INDUSTRIES                        356.24 Utilities Deposit
         44795     8/2/99 UNITED PARCEL SERVICE                         6,937.16 Freight
         44796     8/2/99 COAST TO COAST                                4,195.44 Contract Services
         44797     8/2/99 DANA NIGUEL TRAVEL                            1,746.00 Employee T&E
         44798     8/2/99 DISPLAY WORKS, INC.                          24,700.00 Facility Lease Payment
         44799     8/2/99 REDHILL FISCHER BUSINESS                     34,558.13 Facility Lease Payment
         44800     8/2/99 SCIF PORTFOLIO II LLC.                       12,636.00 Facility Lease Payment
         44801     8/2/99 IRVINE COMPANY                               29,503.52 Facility Lease Payment
         44802     8/2/99 M.A. HANNACOLOR                              10,030.65 Raw Materials Deposit
         44803     8/2/99 M.A. HANNACOLOR                              10,030.65 Raw Materials Deposit
         44804     8/3/99 CHARLES LAVERTY                               4,116.48 Employee T&E
         44805     8/4/99 BURRTEC WASTE INDUSTRIES                        356.24 Utilities
         44806     8/4/99 Plasto Tech Int' Inc.                                - Clear Raw Materials Deposit
         44807     8/4/99 Plasto Tech Int' Inc.                         1,000.00 Raw Materials
         44808     8/4/99 BOURHIS MOLD                                  1,100.00 Mold Repair Deposit
         44809     8/5/99 CHARLES LAVERTY                               1,256.22 Employee T&E
         44810     8/5/99 ROBERT LICHA                                    315.36 Employee T&E
         44811     8/5/99 ADVANTA LEASING SERVICES                        561.57 Equipment Rent
         44812     8/5/99 ADVANTA BUSINESS SERVICES                       418.46 Equipment Rent
         44813     8/5/99 BELL ATLANTIC                                   291.60 Telephone
         44814     8/5/99 BURNS, DOANE, SWECKER, ET AL                  1,378.10 Legal  - Patent Fees
         44815     8/5/99 COAST TO COAST TERMINALS                        746.71 Equipment Rent
         44816     8/5/99 DE LAGE LANDEN FINANCIAL                        538.94 Equipment Rent
         44817     8/5/99 DE LAGE LANDEN FINANCIAL                      1,057.31 Equipment Rent
         44818     8/5/99 DHL WORLDWIDE EXPRESS                           167.14 Freight
         44819     8/5/99 DIGITAL FINANCIAL SERVICE                     2,277.34 Equipment Rent
         44820     8/5/99 EDWARD J. FLYNN                               3,374.00 Consulting Fees
         44821     8/5/99 EMPLOYERS GROUP                               1,816.00 Annual Membership Training
         44822     8/5/99 FARELLA, BRAUN & MARTELL                     18,569.32 Legal Fees - Security Litigation
         44823     8/5/99 FUELMAN                                         133.87 Company vehicle gasoline
         44824     8/5/99 FEDERAL EXPRESS                                  22.75 Freight
         44825     8/5/99 IMPAC COMMERCIAL CAPIYAL                     16,000.00 Purchase office furniture for new Irvine office
         44826     8/5/99 ISOMEDIX OPERATIONS INC.                      2,550.00 Product Sterilization & Testing Services
         44827     8/5/99 JM ASSOCIATES                                 4,000.00 Sales Management Training Course
         44828     8/5/99 Kui Co.                                       1,514.25 Raw Materials
         44829     8/5/99 LABOR READY SOUTHWEST, INC.                     538.20 Temporary Employee Help: ALL Post-Petition
         44830     8/5/99 LINDY OFFICE PRODUCTS                                - Extra Check Stub
         44831     8/5/99 LINDY OFFICE PRODUCTS                         2,173.84 Office Supplies
         44832     8/5/99 Management Solutions, Inc                     3,200.00 Temporary Employee Help: ALL Post-Petition
         44833     8/5/99 OVERNITE TRANSPORTATION                         306.50 Freight
         44834     8/5/99 PROFESSIONAL STAFFING SERV                    2,195.42 Temporary Employee Help: ALL Post-Petition
         44835     8/5/99 PRUDENTIAL OVERALL SUPPLY                        53.31 Operating Supplies
         44836     8/5/99 QUANTUM INSTRUMENT CORP.                             - Void - lost check in mail (see check #44921)
         44837     8/5/99 REMEDY                                          552.96 Temporary Employee Help: ALL Post-Petition
         44838     8/5/99 Rutland-Tool & Supply Co                             - Void - Incorrect Amount
         44839     8/5/99 SECURITY SYSTEMS PLUS                           115.50 Security System Monitoring Fee
         44840     8/5/99 WILLIAMS/GLOBAL ACCESS                          471.50 Telephone
         44841     8/5/99 WASTE MGMT OF ORANGE COUNTY                     768.00 Utilities
         44842     8/5/99 XEROX CORPORATION                             1,764.29 Equipment Rent
         44843     8/5/99 BURRTEC WASTE INDUSTRIES                        356.24 Utilities
         44844     8/6/99 BENJAMIN CHEN                                   631.35 Employee T&E
         44845     8/6/99 CHRIS OWENS                                          - Void - Wrong Amount (see #45007)
         44846     8/6/99 DENNIS KYLE KIM                               2,906.98 Employee T&E
         44847     8/6/99 GEOFFREY FELLOWS                                899.31 Employee T&E
         44848     8/6/99 GUY LOWERY                                      412.96 Employee T&E
         44849     8/6/99 HARRIET SCHWARTZMAN                           2,190.90 Employee T&E
         44850     8/6/99 JOHN M. TAYLOR                                4,642.25 Employee T&E
         44851     8/6/99 LINDA R. BEAN                                    42.21 Employee T&E
         44852     8/6/99 MARLENE PEREZ                                    41.71 Employee T&E
         44853     8/6/99 MICHAEL KO                                    1,992.43 Employee T&E
         44854     8/6/99 MICHAEL MONTEVIDEO                            1,204.57 Employee T&E
         44855     8/6/99 MICHAEL QUINN                                 1,333.42 Employee T&E
         44856     8/6/99 RANDY CONDIE                                  3,384.46 Employee T&E
         44857     8/6/99 ROBERT E. WALTON, JR.                        10,538.54 Employee T&E
         44858     8/6/99 ROBERT WINKE                                  1,747.27 Employee T&E
         44859     8/6/99 STEPHEN BAGLEY                                  724.79 Employee T&E
         44860     8/6/99 STEPHEN BUMB                                  2,791.94 Employee T&E
         44861     8/6/99 STEPHEN MCMINDES                              3,210.25 Employee T&E
         44862     8/6/99 STEVE HARRINGTON                              2,557.57 Employee T&E
         44863     8/6/99 THOMAS L. KINDER                             20,605.60 Employee T&E
         44864     8/6/99 WILLIAM BARRETT                                 136.76 Employee T&E
         44865     8/6/99 HARRY GETZ                                    2,780.96 Employee T&E
         44866     8/6/99 JOSEPH ARTINO                                 1,334.43 Employee T&E
         44867     8/6/99 SAMANTHA PROPECK                              1,094.64 Employee T&E
         44868     8/6/99 B & C ENTERPRISES                             1,306.00 Raw Materials Deposit
         44869     8/6/99 Century Industries                            4,800.00 Raw Materials Deposit
         44870     8/6/99 EXTRUSIONEERING                               7,000.00 Raw Materials Deposit
         44871     8/6/99 PRICE PRODUCTS                                6,264.00 Raw Materials Deposit
         44872     8/6/99 RD Rubber Tech. Corp.                        12,650.00 Raw Materials Deposit
         44873     8/6/99 APPLIED FIBEROPTICS                           3,450.00 Raw Materials Deposit
         44874     8/6/99 R.S. Hughes Co. Inc.                            582.40 Raw Materials Deposit

                        Imagyn Medical Technologies, Inc.
        Schedule of Checks printed from Wells Fargo Account #4759-011166 for the month of August 1999



        Check      Check                                                Check
        Number     Date         Vendor Name                             Amount                 Purpose
------------------------------------------------------------------------------------------------------------------------------
         44875     8/6/99 MYRIAD ENTERPRISES                            5,307.20 Raw Materials Deposit
         44876     8/6/99 Plastics Engrng & Development                 8,600.00 Raw Materials Deposit
         44877     8/6/99 Nypro Precision Assemblies                   11,263.00 Raw Materials Deposit
         44878     8/6/99 Plasto Tech Int'l. Inc.                      10,000.00 Raw Materials Deposit
         44879     8/6/99 MICHAEL QUINN                                 6,675.12 Employee T&E
         44880     8/9/99 ICC INSTRUMENT CO., INC                              - Clear Machine Calibration Deposit
         44881     8/9/99 ICC INSTRUMENT CO., INC                              - Clear Machine Calibration Deposit
         44882     8/9/99 ICC INSTRUMENT CO., INC                              - Clear Machine Calibration Deposit
         44883     8/9/99 GRIFFITH MICRO SCIENCE                               - Clear Product Sterilization & Testing
                                                                                 Services Deposit
         44884     8/9/99 ICC INSTRUMENT CO., INC                              - Clear Machine Calibration Deposit
         44885     8/9/99 ICC INSTRUMENT CO., INC                              - Clear Machine Calibration Deposit
         44886     8/9/99 UNITED PARCEL SERVICE                        16,386.98 Freight
         44887     8/9/99 BURRTEC WASTE INDUSTRIES                             - Clear Utilities Deposit
         44888     8/9/99 M.A. HANNA RESIN                                     - Clear Raw Materials Deposit
         44889     8/9/99 POLYMERLAND SERVICE CENTER                           - Clear Raw Materials Deposit
         44890     8/9/99 POWER LIFT CORPORATION                               - Clear Repairs and Maintenance Deposit
         44891     8/9/99 Rutland-Tool & Supply Co                             - Clear Raw Materials Deposit
         44892     8/9/99 BOWNE OF LOS ANGELES                          1,701.00 Printing: SEC Reporting
         44893     8/9/99 CHILD SUPPORT COLLECTION                         65.64 Employee Garnishment
         44894     8/9/99 COUNTY OF ORANGE                                372.00 Employee Garnishment
         44895     8/9/99 COURT TRUSTEE                                        - Void - Wrong Amount (see #44904)
         44896     8/9/99 Court Trustee                                    30.00 Employee Garnishment
         44897     8/9/99 DISTRICT COURT TRUSTEE                          450.00 Employee Garnishment
         44898     8/9/99 Greater Kalamazoo United                        233.73 Employee P/R Deducted Contribution
         44899     8/9/99 HAMILTON COUNTY HUMAN RES                     1,459.61 Employee Garnishment
         44900     8/9/99 M.A. HANNA RESIN                                     - Clear Raw Materials Deposit
         44901     8/9/99 POWER LIFT CORPORATION                               - Clear Repairs and Maintenance Deposit
         44902     8/9/99 Polk County Clerk of Court                      272.19 Employee Garnishment
         44903     8/9/99 Shirley May Cramer                               50.00 Employee Garnishment
         44904     8/9/99 COURT TRUSTEE                                   434.00 Employee Garnishment
         44905     8/9/99 POPPER & SONS, INCORPORATED                          - Clear Raw Materials Deposit
         44906     8/9/99 Popper & Sons                                        - Clear Raw Materials Deposit
         44907     8/9/99 COURT TRUSTEE                                    65.00 Employee Garnishment
         44908    8/10/99 AMERICAN EXPRESS                                132.60 Employee T&E
         44909    8/10/99 BANKRUPTCY SERVICES LLC                       2,300.78 Bankruptcy Costs - Claims Agent
         44910    8/10/99 CARIN BEANS                                     405.00 Consulting Fees
         44911    8/10/99 CHICAGO TRUST CO.                             1,877.96 Employee 401K Plan Withholding
         44912    8/10/99 ELLIOT KORNBERG M.D., P.A                            - Void - lost in mail (see #45002)
         44913    8/10/99 HOWARD & HOWARD ATTORNEYS                     2,660.00 Legal Fees
         44914    8/10/99 INTEGRATED MANAGEMENT SERV                   54,170.00 Information Services: MIS Outsourcing
         44915    8/10/99 IRS                                             560.03 Taxes: late filing penalty [for taxes due 12/31/98]
         44916    8/10/99 JOHN CHAMBERLIN                                 464.51 Director (Board of Dir) T&E
         44917    8/10/99 KNOBBE, MARTENS, OLSON, ET AL                 1,350.00 Legal - Patent Fees
         44918    8/10/99 Kui Co.                                         765.00 Raw Materials
         44919    8/10/99 LORA BROWN PETTY CASH OFFICER                   733.71 Petty Cash Reimbursement
         44920    8/10/99 NM TAXATION & REVENUE DEP                         6.79 Taxes: late filing penalty
                                                                                 [for May 1999 Gross Receipts tax]
         44921    8/10/99 QUANTUM INSTRUMENT CORP.                      1,525.33 Raw Materials
         44922    8/10/99 STATE OF MARYLAND                                29.31 Unemployment insurance adjustment [4th Qtr 1994]
         44923    8/10/99 STATE OF MICHIGAN                               494.00 Taxes: April 1999 Sales and Use Tax
         44924    8/10/99 STERIGENICS INTERNATIONAL                       562.00 Product Sterilization & Testing Services
         44925    8/10/99 STEWART BROTHERS MACHINE                        650.00 Contract Services
         44926    8/10/99 SUSAN NICKERSON                                 250.00 Repairs & Maintenance
         44927    8/10/99 NM TAXATION & REVENUE DEPT.                     895.88 Taxes: July 1999 Gross Receipts Tax
         44928    8/10/99 The Prudential Group Insurance               17,350.10 Employee Dental Insurance
         44929    8/10/99 STATE OF MICHIGAN                               494.00 Taxes: July 1999 Sales and Use Tax
         44930    8/10/99 ARROW ELECTRONICS                                    - Void - Invoice Incorrect
         44931    8/10/99 EASTWATER SCIENTIFIC PRODUCT                  2,730.00 Raw Materials Deposit
         44932    8/10/99 M.A. HANNA RESIN                              1,740.00 Raw Materials
         44933    8/10/99 MALLINCKRODT MEDICAL INC.                     3,300.00 Raw Materials Deposit
         44934    8/10/99 SPEC INDUSTRIES                                 873.60 Operating Supplies Deposit
         44935    8/10/99 STEPHEN GOULD CORPORATION                    10,332.30 Raw Materials Deposit
         44936    8/10/99 ULINE SHIPPING SUPPLY                         3,581.25 Raw Materials
         44937    8/10/99 UNIFORM TUBES, INC.                           6,000.00 Raw Materials Deposit
         44938    8/10/99 WYATT SEAL                                      211.12 Raw Materials Deposit
         44939    8/10/99 RTP COMPANY                                  14,647.50 Raw Materials
         44940    8/11/99 COMPUTER PATENT ANNUITIES                     4,731.01 Legal - Patent Fees
         44941    8/11/99 Qwest/LCI                                     8,076.95 Telephone
         44942    8/12/99 ARCUS DATA SECURITY                             252.50 Computer Data Storage
         44943    8/12/99 AT&T                                             78.95 Telephone
         44944    8/12/99 AT&T                                              0.52 Telephone
         44945    8/12/99 BOURHIS MOLD                                  1,425.00 Mold Repair Deposit
         44946    8/12/99 OHIO BUREAU OF WORKERS' COMP                    276.40 Workers Comp - State of Ohio
         44947    8/12/99 CITY OF IRVINE                                  200.00 False alarm fee
         44948    8/12/99 CLAUDIO A. HAUG, CPA                             72.50 Consulting Fees
         44949    8/12/99 EXECUTIVE MICRO, INC.                           263.96 Repairs & Maintenance
         44950    8/12/99 FUELMAN                                          17.25 Company vehicle gasoline
         44951    8/12/99 FEDERAL EXPRESS                                 133.75 Freight
         44952    8/12/99 H. FAZELI                                       744.00 Office Supplies
         44953    8/12/99 IRVINE RANCH WATER DISTRICT                      13.87 Utilities
         44954    8/12/99 Kui Co.                                              - Void: see check #45127
         44955    8/12/99 Management Solutions, Inc                     3,520.00 Temporary Employee Help: ALL Post-Petition
         44956    8/12/99 PACIFIC BELL                                  1,040.54 Telephone

                        Imagyn Medical Technologies, Inc.
        Schedule of Checks printed from Wells Fargo Account #4759-011166 for the month of August 1999



        Check      Check                                                Check
        Number     Date      Vendor Name                                Amount                 Purpose
------------------------------------------------------------------------------------------------------------------------------
         44957    8/12/99 POLYCRAFT, INC                                       - Extra Check Stub
         44958    8/12/99 POLYCRAFT,INC.-AARD IND                       5,307.30 Raw Materials
         44959    8/12/99 PRAXAIR DISTRIBUTION INC.                        29.04 Freight
         44960    8/12/99 PRUDENTIAL OVERALL SUPPLY                       438.70 Operating Supplies
         44961    8/12/99 ROI SYSTEMS, INC.                             6,360.49 Computer Support
         44962    8/12/99 SPARKLETTS DRINKING WATER                        55.00 Office Supplies
         44963    8/12/99 TREAT ENTERPRISES                               125.63 Operating Supplies
         44964    8/12/99 UNDERWRITERS LABORATORIES                        43.75 Outside Lab Testing
         44965    8/12/99 VWR SCIENTIFIC PRODUCTS                         814.76 Raw Materials
         44966    8/12/99 WORLDCOM TECHNOLOGIES                        14,495.92 WAN/Telephone
         44967    8/12/99 WASTE MGMT OF ORANGE COUNTY                          - Void - Selected invoice was pre-petition
         44968    8/12/99 Mcmaster-Carr Supply                            105.93 Operating Supplies Deposit
         44969    8/12/99 WASTE MGMT OF ORANGE COUNTY                     384.00 Utilities
         44970    8/13/99 BALBOA BAY CLUB                                 939.21 Sales Training Meeting
         44971    8/13/99 TW METALS                                       580.00 Raw Materials
         44972    8/13/99 U.S.TRUSTEE                                   4,750.00 US Trustee Chapter 11 Quarterly Fee
         44973    8/13/99 BALBOA BAY CLUB                               1,346.12 Sales Training Meeting
         44974    8/13/99 BOURHIS MOLD                                         - Clear Mold Repair Deposit
         44975    8/13/99 Century Industries                                   - Clear Raw Materials Deposit
         44976    8/13/99 DEPT. OF LABOR & INDUST                          63.79 Workers Comp - State of WA
         44977    8/13/99 EMED COMPANY, INC.                                   - Clear Operating Supplies Deposit
         44978    8/13/99 GRIFFITH MICRO SCIENCE                               - Clear Product Sterilization & Testing Services
                                                                                 Deposit
         44979    8/13/99 COMPRESSION                                          - Clear Raw Materials Deposit
         44980    8/13/99 GRIFFITH MICRO SCIENCE                        5,000.00 Product Sterilization & Testing Services Deposit
         44981    8/13/99 PROFESSIONAL STAFFING SERV                    4,722.70 Temporary Employee Help: ALL Post-Petition
         44982    8/13/99 AVJET CORPORATION                                    - Clear $0.00 invoice in system
         44983    8/16/99 M.A. HANNA RESIN                                     - Clear Raw Materials Deposit
         44984    8/16/99 Modern Concepts Inc.                                 - Clear Raw Materials Deposit
         44985    8/16/99 POWER LIFT CORPORATION                               - Clear Repairs and Maintenance Deposit
         44986    8/16/99 SMALL PARTS, INC.                                    - Clear Raw Materials Deposit
         44987    8/16/99 VWR SCIENTIFIC PRODUCTS                              - to clear a $0.00 PO receipt
         44988    8/17/99 XPEDX                                                - Void: wrong amount (see check #45001)
         44989    8/17/99 Lab Safety Supply, Inc.                         336.92 Operating Supplies Deposit
         44990    8/17/99 IMAGYN FLEXIBLE SPENDING                      2,932.73 Employee Flex Plan Spending Account Withholding
         44991    8/17/99 PAUL REVERE INSURANCE GROUP                   1,681.08 Employeee Disability Insurance
         44992    8/17/99 UNITED PARCEL SERVICE                         9,528.83 Freight
         44993    8/17/99 AFLAC                                           468.84 Employee Flex Plan Spend Acct Withholding
         44994    8/17/99 CHICAGO TRUST CO.                            42,435.52 Employee 401K Plan Withholding
         44995    8/17/99 EASTWATER SCIENTIFIC PROD                            - Clear Raw Materials Deposit
         44996    8/17/99 M.A. HANNA RESIN                                     - Clear Raw Materials Deposit
         44997    8/17/99 Mcmaster-Carr Supply                                 - Clear Operating Supplies Deposit
         44998    8/17/99 ULINE SHIPPING SUPPLY                                - Clear Raw Materials Deposit
         44999    8/18/99 ROBERT LICHA/PETTY CASH OFFICER               1,155.31 Petty Cash Reimbursement
         45000    8/18/99 ICC INSTRUMENT CO., INC                         190.00 Machine Calibration Deposit
         45001    8/18/99 XPEDX                                           403.42 Operating Supplies Deposit
         45002    8/18/99 ELLIOT KORNBERG M.D., P.A                     8,333.00 Consulting Fees
         45003    8/19/99 ADT SECURITY SERVICES, INC                      100.00 Security Services
         45004    8/19/99 BELL ATLANTIC                                    57.05 Telephone
         45005    8/19/99 BLANCHARD TRAINING AND DEV                           - Void - See check #45037
         45006    8/19/99 Beta Diamond Products,Inc                        78.12 Raw Materials
         45007    8/19/99 CHRIS OWENS                                  11,582.61 Employee T&E
         45008    8/19/99 CITY OF IRVINE                                  200.00 False alarm fee
         45009    8/19/99 COAST TO COAST                                  154.15 Office Supplies
         45010    8/19/99 CORBIN & WERTZ                                2,500.00 Corporate Tax Return Extension Preparation Fees
         45011    8/19/99 DELTA AIR LINES                                 120.33 Freight
         45012    8/19/99 FOODCRAFT                                       190.18 Office Supplies
         45013    8/19/99 FS TEMPORARY PERSONNEL, INC                   3,145.01 Temporary Employee Help: ALL Pre-Petition
         45014    8/19/99 FEDERAL EXPRESS                               4,057.03 Freight
         45015    8/19/99 HYSTER CREDIT COMPANY                                - Void - incorrect amount (see #45124)
         45016    8/19/99 INSIGHT OUT, INC.                               395.00 Office Supplies
         45017    8/19/99 Kui Co.                                      12,000.04 Raw Materials
         45018    8/19/99 LEO A GORDON, M.D.                            1,046.76 Consulting Fees
         45019    8/19/99 LINDY OFFICE PRODUCTS                                - Extra Check Stub
         45020    8/19/99 LINDY OFFICE PRODUCTS                         1,382.98 Office Supplies
         45021    8/19/99 MCI Telecommunications                           83.20 Telephone
         45022    8/19/99 Management Solutions, Inc                     3,840.00 Temporary Employee Help: ALL Post-Petition
         45023    8/19/99 NORWEST FINANCIAL LEASING                       179.12 Equipment Rent
         45024    8/19/99 NTFC Capital Corporation                        517.23 Capital Lease
         45025    8/19/99 NTFC Capital Corporation                         64.82 Equipment Rent
         45026    8/19/99 ORANGE COUNTY REGISTER                          382.32 Newspaper job ads
         45027    8/19/99 PACIFIC BELL                                  3,858.96 Telephone
         45028    8/19/99 PITNEY BOWES                                     14.78 Postage
         45029    8/19/99 PITNEY BOWES CREDIT CORP                        728.39 Postage
         45030    8/19/99 POLYCRAFT,INC.-AARD INDUS                     2,879.17 Raw Materials
         45031    8/19/99 PROFESSIONAL STAFFING SERV                    4,781.01 Temporary Employee Help: ALL Post-Petition
         45032    8/19/99 Plasto Tech Int' Inc.                         2,000.00 Raw Materials
         45033    8/19/99 RIBHA DELI, LLC                                  13.04 Meals & Entertainment
         45034    8/19/99 UNIVERSAL ANIMAL CARE                         1,455.00 Consulting Fees
         45035    8/19/99 WELLS FARGO BANK, N.A.                           75.00 Bank Fees
         45036    8/19/99 ZEE MEDICAL SERVICE CO.                          56.95 Office Supplies
         45037    8/19/99 BLANCHARD TRAINING AND DEV                      698.76 Employee Training
         45038    8/20/99 NO PAYEE LISTED/ENTERED                              - Void - Incorrect Amount (see check #45039)

                        Imagyn Medical Technologies, Inc.
        Schedule of Checks printed from Wells Fargo Account #4759-011166 for the month of August 1999



        Check      Check                                                Check
        Number     Date          Vendor Name                            Amount                 Purpose
------------------------------------------------------------------------------------------------------------------------------
         45039    8/20/99 ENGEL MACHINERY, INC.                         1,264.60 Manufacturing Operating Supplies Deposit
         45040    8/20/99 BOURHIS MOLD                                    625.00 Mold Repair Deposit
         45041    8/20/99 BOURHIS MOLD                                  2,150.00 Mold Repair Deposit
         45042    8/20/99 BOURHIS MOLD                                  5,500.00 Mold Repair Deposit
         45043    8/20/99 EASTWATER SCIENTIFIC PRODUCT                  1,017.52 Raw Materials Deposit
         45044    8/20/99 M.A. HANNACOLOR                               1,740.00 Raw Materials Deposit
         45045    8/20/99 M.A. HANNACOLOR                              10,030.65 Raw Materials Deposit
         45046    8/20/99 UNITED STATES POSTAL SERV                       650.00 Postage
         45047    8/20/99 YULY CHEYSUIN                                 3,200.00 Misc Auto Transport
         45048    8/23/99 NO PAYEE LISTED/ENTERED                              - Void - 2nd to last check in box
                                                                                 [could not feed printer]
         45049    8/23/99 NO PAYEE LISTED/ENTERED                              - Void - last check in box
                                                                                 [could not feed printer]
         45050    8/23/99 Court Trustee                                    30.00 Employee Garnishment
         45051    8/23/99 DEPT. OF LABOR & INDUST                          10.64 Workers Comp - State of WA
         45052    8/23/99 DISTRICT COURT TRUSTEE                          450.00 Employee Garnishment
         45053    8/23/99 Greater Kalamazoo United                        218.78 Employee P/R Deducted Contribution
         45054    8/23/99 HAMILTON COUNTY HUMAN RES                     1,459.61 Employee Garnishment
         45055    8/23/99 Polk County Clerk of Court                      272.19 Employee Garnishment
         45056    8/23/99 COLOR SCIENCE                                        - Clear Raw Materials Deposit
         45057    8/23/99 JI MACHINE COMPANY, INC.                             - Clear Raw Materials Deposit
         45058    8/23/99 TOM'S TRUCK CENTER                              241.76 Repairs & Maintenance
         45059    8/24/99 Lehner/Martin, Inc.                              75.10 Chemicals Deposit
         45060    8/24/99 Advanced Polymers, Inc.                       7,980.00 Raw Materials Deposit
         45061    8/24/99 FUJIKURA                                     29,467.00 Raw Materials Deposit
         45062    8/24/99 MANGAR INDUSTRIES INCORPORATED                2,579.00 Raw Materials Deposit
         45063    8/24/99 Portlyn Corporation                           1,584.00 Raw Materials Deposit
         45064    8/24/99 SL Packaging, Inc.                              535.00 Raw Materials Deposit
         45065    8/24/99 Popper & Sons                                 6,120.00 Raw Materials Deposit
         45066    8/24/99 J&H MARSH & McLENNAN                         25,997.00 Workers Compensation Insurance Installment
         45067    8/24/99 PBC Technologies, Inc.                        3,000.00 Contract Services
         45068    8/24/99 TRANSAMERICA INSURANCE FIN                   26,614.15 General Liability Insurance Installment
         45069    8/24/99 UNITED PARCEL SERVICE                         8,898.52 Freight
         45070    8/26/99 GRAEBEL VAN LINES                            10,900.00 Contract Services for office move
         45071    8/26/99 LINDY OFFICE PRODUCTS                            81.68 Office Supplies
         45072    8/26/99 SURE LEASE RENTALS, INC.                        347.55 Equipment Rent
         45073    8/26/99 UNITED STATES POSTAL SERV                     1,000.00 Freight
         45074    8/26/99 LINDY OFFICE PRODUCTS                           708.97 Office Supplies Deposit
         45075    8/26/99 HARMAN CORP.                                    790.00 Raw Materials Deposit
         45076    8/26/99 ANDREY GUTSMAN                                  369.18 Employee T&E
         45077    8/26/99 CASSIE HOAG                                  10,310.77 Employee T&E
         45078    8/26/99 CHARLIE LEDOUX                                7,950.00 Employee T&E
         45079    8/26/99 CHRIS OWENS                                   8,671.52 Employee T&E
         45080    8/26/99 CLAUDE ELLENA                                   242.46 Employee T&E
         45081    8/26/99 DARRELL ECKSTEIN                              4,005.84 Employee T&E
         45082    8/26/99 DAVID G. GOODMAN                                338.67 Employee T&E
         45083    8/26/99 DEBORAH KAMINSKY                              2,142.78 Employee T&E
         45084    8/26/99 DENNIS KYLE KIM                                 288.33 Employee T&E
         45085    8/26/99 ELENA DELEON                                     56.70 Employee T&E
         45086    8/26/99 GEOFFREY FELLOWS                                115.82 Employee T&E
         45087    8/26/99 GUY LOWERY                                    1,416.75 Employee T&E
         45088    8/26/99 HARRIET SCHWARTZMAN                           2,350.68 Employee T&E
         45089    8/26/99 JOYCE KILLEN                                    540.07 Employee T&E
         45090    8/26/99 KATIE LONG                                      194.03 Office Supplies
         45091    8/26/99 KEVIN HIGGINS                                 3,146.77 Employee T&E
         45092    8/26/99 LAWRENCE GOELMAN                              3,970.04 Director (Board of Dir) T&E
         45093    8/26/99 LORA BROWN                                      258.36 Office Supplies
         45094    8/26/99 LYN KIMBERLY                                      8.99 Office Supplies
         45095    8/26/99 RANDY CONDIE                                  1,948.98 Employee T&E
         45096    8/26/99 ROBERT E. WALTON, JR.                         4,652.59 Employee T&E
         45097    8/26/99 ROBERT LICHA                                    203.12 Employee T&E
         45098    8/26/99 STEPHEN BAGLEY                                1,665.48 Employee T&E
         45099    8/26/99 STEVE HARRINGTON                                 83.25 Employee T&E
         45100    8/26/99 STEVEN FISHER                                   161.85 Employee T&E
         45101    8/26/99 SUSAN NICKERSON                                 556.81 Employee T&E
         45102    8/26/99 TODD VRANIAN                                    356.31 Employee T&E
         45103    8/26/99 VINH NGUYEN                                   1,412.02 Employee T&E
         45104    8/26/99 NO PAYEE LISTED/ENTERED                              - Void - torn check
         45105    8/26/99 AMERICAN STOCK TRANSFER                              - see check #44108
         45105    8/26/99 NO PAYEE LISTED/ENTERED                                Void - alignment print
         45106    8/26/99 NO PAYEE LISTED/ENTERED                              - Void - bad print
         45107    8/26/99 NO PAYEE LISTED/ENTERED                              - Void - bad print
         45108    8/26/99 AMERICAN STOCK TRANSFER                       1,250.00 Monthly Administration Fee: Investor Relations
         45109    8/26/99 ASHFORD & WRISTON                               775.39 Legal - Patent Fees
         45110    8/26/99 BEIRNE, MAYNARD & PARSONS                       474.14 Legal Fees
         45111    8/26/99 BERGEN BRUNSWIG CORP                            500.00 Marketing Data
         45112    8/26/99 BOURHIS MOLD                                  4,400.00 Mold Repair Deposit
         45113    8/26/99 BRADFORD BUILDING SERVICE                       185.00 Janitorial Services
         45114    8/26/99 BREW MASTERS                                     25.81 Office Supplies
         45115    8/26/99 CALIFORNIA INTERIOR PLANT                       465.00 Interior Live Plant Service
         45116    8/26/99 CITY OF IRVINE                                  100.00 False alarm fee
         45117    8/26/99 COAST TO COAST                                  137.45 Office Supplies
         45118    8/26/99 DAVID REUTER                                     31.03 Employee T&E
         45119    8/26/99 DE LAGE LANDEN FINANCIAL                        538.94 Equipment Rent

                        Imagyn Medical Technologies, Inc.
        Schedule of Checks printed from Wells Fargo Account #4759-011166 for the month of August 1999



         Check     Check     Vendor                                      Check
         Number    Date       Name                                       Amount                 Purpose
------------------------------------------------------------------------------------------------------------------------------
         45120    8/26/99 DE LAGE LANDEN FINANCIAL                      1,057.31 Equipment Rent
         45121    8/26/99 FEDERAL EXPRESS                                 165.25 Freight
         45122    8/26/99 GREEN, STEWART & FARBER,                         21.68 Copy Costs for Board Meeting
         45123    8/26/99 HOWARD & HOWARD ATTORNEYS                        52.50 Legal - Patent Fees
         45124    8/26/99 HYSTER CREDIT COMPANY                         1,958.34 Capital Lease
         45125    8/26/99 INTERCALL, INC.                                  11.87 Telephone
         45126    8/26/99 IRON MOUNTAIN                                   270.44 Storage Services
         45127    8/26/99 Kui Co.                                       2,166.07 Raw Materials
         45128    8/26/99 LUCENT TECHNO PRODUCT FIN                       842.40 Equipment Rent
         45129    8/26/99 Management Solutions, Inc                     2,960.00 Temporary Employee Help: ALL Post-Petition
         45130    8/26/99 NTFC Capital Corporation                        418.84 Capital Lease
         45131    8/26/99 NORWEST FINANCIAL LEASING                     1,483.08 Equipment Rent
         45132    8/26/99 Nelson Engineering                            2,840.00 Raw Materials
         45133    8/26/99 ORANGE COUNTY REGISTER                          435.12 Newspaper job ads
         45134    8/26/99 PAGENET-PAGING NETWORK                        2,596.86 Telephone
         45135    8/26/99 POLYCRAFT,INC.-AARD IND                         756.32 Raw Materials
         45136    8/26/99 PRACTISING LAW INSTITUTE                        157.46 Legal Fees
         45137    8/26/99 PROFESSIONAL STAFFING SER                     5,738.22 Temporary Employee Help: ALL Post-Petition
         45138    8/26/99 PRUDENTIAL OVERALL SUPPLY                       167.74 Operating Supplies
         45139    8/26/99 SPARKLETTS DRINKING WATER                        63.34 Office Supplies
         45140    8/26/99 STERICYCLE INC.                                  47.69 Product Sterilization & Testing Services
         45141    8/26/99 Saloman, Smith, Barney Inc                      210.00 Bankruptcy Costs
         45142    8/26/99 VWR SCIENTIFIC PRODUCTS                         265.92 Raw Materials
         45143    8/26/99 PRIMEDIA WORKPLACE LEARNING                      27.32 Employee Training
         45144    8/26/99 YELLOW FREIGHT SYSTEM, INC                    1,924.07 Freight
         45145    8/27/99 COAST TO COAST                                2,881.23 Purchase Fax Machine
         45146    8/27/99 ROBERT LICHA/PETTY CASH OFFICER                 949.97 Petty Cash Reimbursement
         45147    8/30/99 JOHN STIGGLEBOUT                             12,500.00 Consulting Fees
         45148    8/30/99 CHARLES KLIEMAN M.D.                         20,833.00 Consulting Fees
         45149    8/31/99 INTEGRATED MANAGEMENT SERV                   54,181.36 Information Services: MIS Outsourcing
         45150    8/31/99 MICHAEL QUINN                                 8,026.48 Employee Housing Allowance (September 1999)
         45151    8/31/99 LINDY OFFICE PRODUCTS                           708.97 Office Supplies Deposit
       6430017    8/11/99 GLS CORPORATION                                      - Void - paid by Cashier's Check
                                                                   -------------
Grand Total: Checks issued in August 1999                          $1,049,693.46
                                                                   =============

IMAGYN SURGICAL
OLD KENT BANK DISBURSEMENT ACCOUNT - 1319982
AUGUST 1, 1999 - AUGUST 31, 1999


  Check #     Check Date                  Vendor Name                 Amount      Payment Type              Reason
-------------------------------------------------------------------------------------------------------------------------
   162844       8/2/99    Barger Packaging Corp.                     60,116.66         CIA               raw material
   162845       8/2/99    Big Apple Bagels                               42.68         COD                  bagels
   162846       8/2/99    Design Standards Corp.                      3,757.90        terms                supplies
   162847       8/2/99    Office Direct                                 642.89         COD                 supplies
   162848       8/2/99    One Way Products                              153.09         COD                 supplies
   162849       8/2/99    Polygon Company                             3,579.60         COD               raw material
   162850       8/2/99    United Parcel Company                       6,860.56        terms                freight
   162851       8/2/99    Neu-Tool Design                               199.00         COD                 supplies
   162852       8/2/99    Hardware Products Co.                         201.30         COD               raw material
   162853       8/3/99    Roadway Express                               312.96         COD                 freight
   162854       8/3/99    TMD Machining                               1,018.50         COD               raw material
   162855       8/3/99    Staggs Vending                                400.45         COD                 supplies
   162856       8/3/99    Bergen Cable Tech.                            681.50         COD                 supplies
   162857       8/3/99    Polygon Company                             5,876.50         COD               raw material
   162858       8/3/99    Stack Plastics                              1,640.00         COD                 supplies
   162859       8/3/99    Rexam Medical Packaging                     3,588.00         CIA               raw material
   162860       8/3/99    McLube                                      1,617.00         COD                 supplies
   162861       8/3/99    Yellow Freight System                         169.04         COD                 freight
   162862       8/3/99    One Way Products                              652.34         COD                 supplies
   162863       8/4/99    Office Direct                                 686.03         COD                 supplies
   162864       8/4/99    TMD Machining                                 116.00         COD               raw material
   162865       8/4/99    Bason                                         434.00         COD                computers
   162866       8/4/99    Adams/Remco, Inc.                             251.45        terms                 copier
   162867       8/4/99    AGA Gas                                        28.97        terms             qtrly. rental
   162868       8/4/99    Airborne Express                              111.09        terms                freight
   162869       8/4/99    Ameritech                                     561.84        terms                 phone
   162870       8/4/99    AT&T                                           17.61        terms                 phone
   162871       8/4/99    Corp. Business Connection                   1,810.69        terms              int'l. rent
   162872       8/4/99    Federal Express                               491.70        terms                freight
   162873       8/4/99    Labeling Equip., Supplies                   1,260.00        terms               computers
   162874       8/4/99    Qwest                                       6,546.29        terms                 phone
   162875       8/4/99    Manpower of Lansing, MI                    16,961.55        terms              temp agency
   162876       8/4/99    Mr. Ilya Mayzels                              200.73        terms                royalty
   162877       8/4/99    Medline Industries, Inc.                    2,630.00         CIA                 supplies
   162878       8/4/99    Nextel Communication                          170.54        terms              phone/pagers
   162879       8/4/99    Moore & Moore Associates                    5,000.00        terms               recruiter
   162880       8/4/99    Overnite Transportation                       123.69        terms                freight
   162881       8/4/99    Roadway Express                               372.81        terms                freight
   162882       8/4/99    Ryder Truck Rental, Inc.                       45.00        terms             truck leasing
   162883       8/4/99    Semco Energy                                  101.87        terms                gas bill
   162884       8/4/99    William R. Tarello                          1,751.85        terms                royalty
   162885       8/4/99    Judi Welch                                    494.57        terms                  T/E
   162886       8/4/99    Arch Paging                                 1,482.47        terms                 pagers
   162887       8/4/99    UPS Customhouse                                20.00        terms                freight
   162888       8/4/99    R & L Carriers                                110.10        terms                freight
   162889       8/4/99    Vanguard Fire & Supply Co.                    104.31        terms          fire ext. inspection
   162890       8/4/99    Elliot H. Kornberg, M.D.                    2,141.15        terms                royalty
   162891       8/4/99    Charles Polo & Co.                             64.93        terms                supplies
   162892       8/4/99    Endoscopic Concepts                        30,000.00        terms                royalty
   162893       8/5/99    Dataco Derex, Inc.                            501.70         COD             printer supplies
   162894       8/5/99    Brunk Industries, Inc.                     10,530.41         CIA               raw material
   162895       8/5/99    Denco Industrial Products                     408.55         COD                 supplies

IMAGYN SURGICAL
OLD KENT BANK DISBURSEMENT ACCOUNT - 1319982
AUGUST 1, 1999 - AUGUST 31, 1999

  Check #     Check Date                  Vendor Name                 Amount      Payment Type              Reason
-------------------------------------------------------------------------------------------------------------------------
   162896       8/5/99    Hardware Products Co.                         640.30         COD               raw material
   162897       8/5/99    Hardware Products Company                     232.30         COD               RAW MATERIAL
   162898       8/5/99    Anaheim Memorial Medical                    1,265.39        TERMS                 REFUND
   162899       8/5/99    Bio-Serv Corporation                           50.00        TERMS                 REFUND
   162900       8/5/99    Thomas Bishop                                 337.30        TERMS                  T/E
   162901       8/5/99    Carrie Blades                                  20.16        TERMS                  T/E
   162902       8/5/99    Martha S. Buttery                              10.08        TERMS                  T/E
   162903       8/5/99    Anne Carveth                                  678.25        TERMS                  T/E
   162904       8/5/99    Consumers Energy                               59.22        TERMS                UTILITY
   162905       8/5/99    John Craft                                    401.56        TERMS                  T/E
   162906       8/5/99    Dermatopathology Laboratory                 2,433.14        TERMS                 REFUND
   162907       8/5/99    Stephanie Edwards                              82.53        TERMS                  T/E
   162908       8/5/99    Jason Eisfelder                             2,361.52        TERMS                  T/E
   162909       8/5/99    Elio Garcia                                   410.01        TERMS                  T/E
   162910       8/5/99    Barb Gaudio                                    10.06        TERMS                  T/E
   162911       8/5/99    Larry Grimm                                 1,492.27        TERMS                  T/E
   162912       8/5/99    Allyson Guyer                               1,193.98        TERMS                  T/E
   162913       8/5/99    Dan Hill                                      459.72        TERMS                  T/E
   162914       8/5/99    Bill Hogan                                  3,046.00        TERMS                  T/E
   162915       8/6/99    SHAWN GALLIPEAU                               443.12        TERMS                  T/E
   162916       8/6/99    ROGER JAMES                                   436.91        TERMS                  T/E
   162917       8/6/99    TODD LIPOVSKY                                 445.43        TERMS                  T/E
   162918       8/6/99    MERIAL SELECT, INC.                           169.98        TERMS                 REFUND
   162919       8/6/99    DONNA MITCHELL                                129.82        TERMS                  T/E
   162920       8/6/99    MIKE MONTY                                  2,343.76        TERMS                  T/E
   162921       8/6/99    KIM OWEN                                       16.38        TERMS                  T/E
   162922       8/6/99    NORTHERN INYO HOSPITAL                        126.61        TERMS                 REFUND
   162923       8/6/99    DAVID OZINGA                                  444.18        TERMS                  T/E
   162924       8/6/99    SCOTT PELTON                                8,681.50        TERMS                  T/E
   162925       8/6/99    MARK PENROD                                    69.48        TERMS                  T/E
   162926       8/6/99    SAM SAYLES                                  1,307.03        TERMS                  T/E
   162927       8/6/99    ROGER SCHULTZ                                  87.30        TERMS                  T/E
   162928       8/6/99    SONORA COMMUNITY HOSPITAL                     115.00        TERMS                 REFUND
   162929       8/6/99    CROYAL STINNETT                                80.10        TERMS                  T/E
   162930       8/6/99    SYSCO MINNESOTA                                77.86        TERMS                 REFUND
   162931       8/6/99    MICKI WELCH                                    30.18        TERMS                  T/E
   162932       8/6/99    OKAY INDUSTRIES                             3,134.28         COD               RAW MATERIAL
   162933       8/6/99    SAFETY SERVICES, INC.                         303.95         COD                 SUPPLIES
   162934       8/6/99    VOID
   162935       8/6/99    TWIST, INC.                                   890.17         COD               RAW MATERIAL
   162936       8/9/99    CON-WAY CENTRAL EXPRESS                        82.19         COD                 FREIGHT
   162937       8/9/99    NORTHVIEW LABS                              5,000.00        TERMS             STERILIZATION
   162938       8/9/99    BIG APPLE BAGELS                               42.68         COD                  BAGELS
   162939       8/9/99    CONSOLIDATED FREIGHTWAYS                      125.59         COD                 FREIGHT
   162940       8/9/99    ONE-WAY PRODUCTS                               71.70         COD                 SUPPLIES
   162941       8/9/99    SPECIALTY COATING SYSTEMS                     675.82         COD               RAW MATERIAL
   162942       8/9/99    TMD MACHINING, INC.                           290.00         COD               RAW MATERIAL
   162943       8/9/99    HARDWARE PRODUCTS CO.                       8,100.75         COD               RAW MATERIAL
   162944       8/9/99    YALE MATERIAL HANDLING                        304.27         COD              SERV. ON TRUCK
   162945      8/10/99    HYTECH SPRING & MACHINE                    11,968.38         COD               RAW MATERIAL
   162946      8/10/99    OFFICE DIRECT                                 509.11         COD               RAW MATERIAL
   162947      8/10/99    TMD MACHINING, INC.                           375.00         COD               RAW MATERIAL

IMAGYN SURGICAL
OLD KENT BANK DISBURSEMENT ACCOUNT - 1319982
AUGUST 1, 1999 - AUGUST 31, 1999

  Check #     Check Date                  Vendor Name                 Amount      Payment Type              Reason
-------------------------------------------------------------------------------------------------------------------------
   162948      8/10/99    UNITED PARCEL SERVICE                       8,637.19         COD                 FREIGHT
   162949      8/10/99    TWIST, INC.                                   572.16         CIA               RAW MATERIAL
   162950      8/10/99    BARGER PACKAGING CORP.                     79,040.00         CIA               RAW MATERIAL
   162951      8/10/99    BRUNK INDUSTRIES, INC.                      2,303.78         CIA               RAW MATERIAL
   162952      8/10/99    DUKANE CORPORATION                            625.22         COD                 SUPPLIES
   162953      8/10/99    GREEN BAY PACKAGING                           993.84         CIA               RAW MATERIAL
   162954      8/10/99    JB PRINTING CO.                            11,819.77        TERMS                SUPPLIES
   162955      8/10/99    ONE WAY PRODUCTS, INC.                        124.24         COD                 SUPPLIES
   162956      8/10/99    CHEMICAL SOLVENTS                             950.00         CIA                 SUPPLIES
   162957      8/10/99    POLYGON COMPANY                             4,933.50         COD               RAW MATERIAL
   162658      8/10/99    STAGGS VENDING                                382.49         COD                 SUPPLIES
   162961      8/10/99    VDB MARKETING SERVICES                     13,937.71    pre-petition             EXPENSES
   162962      8/10/99    MARC VAN DEN BREMT                          4,651.74    pre-petition            COMMISSION
   162957      8/11/99    VOID
   162960      8/11/99    VOID
   162963      8/11/99    GRAND TECHNOLOGIES, INC                       204.04         CIA               raw material
   162964      8/11/99    ADAMS/REMCO, INC                            1,368.77        TERMS           copier rental fees
   162965      8/11/99    ADT SECURITY SYSTEMS                           68.57        TERMS                security
   162966      8/11/99    AMERITECH                                     861.48        TERMS                 phone
   162967      8/11/99    THE BALTIMORE SUN                             370.44        TERMS              ad placement
   162968      8/11/99    DR.OTMAR BAUER                                 19.95        TERMS                royalty
   162969      8/11/99    BAXTER HEALTHCARE CORP.                        99.75        TERMS              ad placement
   162970      8/11/99    THE CHRONICLE                                 496.91        TERMS              ad placement
   162971      8/11/99    CONSUMERS ENERGY                            8,862.34        TERMS                electric
   162972      8/11/99    THE COURIER-JOURNAL                           286.60        TERMS              ad placement
   162973      8/11/99    DEPT. OF PUBLIC UTILITIES                   1,778.65        TERMS          Richland water bill
   162974      8/11/99    ESTES EXPRESS LINES                           857.90        TERMS                freight
   162975      8/11/99    THOMAS J. FOGARTY, M.D.                        99.75        TERMS                royalty
   162976      8/11/99    GREAT LAKES EMPLOYMENT                      2,047.65        TERMS              temp agency
   162977      8/11/99    RICHARD J. GIMPELSON, M.D.                  2,336.65        TERMS                royalty
   162978      8/11/99    HEWLETT-PACKARD                             1,093.02        TERMS               computers
   162979      8/11/99    HUMAN RESOURCE EXECUTIVE                       89.95        TERMS              subscription
   162980      8/11/99    MANPOWER OF LANSING, MI                    13,178.94        TERMS              temp agency
   162981      8/11/99    STEPHEN J. MCCOLGAN, M.D.                   3,000.00        TERMS                royalty
   162982      8/11/99    MILLER/GEER & ASSOCIATES                      134.00        TERMS           Site Select Mktg.
   162983      8/11/99    BETTY PERMANE, R.T.                           500.00        TERMS           Site Select Mktg.
   162984      8/11/99    PHILADELPHIA NEWSPAPERS                       683.92        TERMS              ad placement
   162985      8/11/99    RICHLAND HOME CENTER                           14.56        TERMS                supplies
   162986      8/11/99    ROSE EXTERMINATIONS                           140.00        TERMS              exterminator
   162987      8/11/99    ANDREW RUTLAND, M.D.                        1,500.00        TERMS             Sales Training
   162988      8/11/99    PAW PAW LAUNDRY                                51.35        TERMS            laundry service
   162989      8/11/99    WASTE MGT. OF SW MI                           210.74        TERMS            hazardous waste
   162990      8/11/99    BESCO                                          48.90        TERMS          water for warehouse
   162991      8/11/99    VOID
   162992      8/11/99    CHARLES POLO & CO.                            137.11        TERMS                supplies
   162993      8/11/99    F-D-C REPORTS, INC.                           480.00        TERMS              subscription
   162995      8/11/99    BELMARK                                     1,267.61        TERMS              raw material
   162996      8/11/99    BINGER SHIPPING SUPPLIES                      608.76        TERMS                supplies
   162997      8/11/99    C & J TOOL & GAGE CO.                         264.50        TERMS                supplies
   162998      8/11/99    HANSEN/BALK STEEL TREATING                    347.90        TERMS              raw material
   162999      8/11/99    MCMASTER-CARR SUPPLY                          534.11        TERMS              raw material
   163000      8/11/99    MEDICAL ELASTOMER                             672.72        TERMS              raw material

IMAGYN SURGICAL
OLD KENT BANK DISBURSEMENT ACCOUNT - 1319982
AUGUST 1, 1999 - AUGUST 31, 1999

  Check #     Check Date                  Vendor Name                 Amount      Payment Type              Reason
-------------------------------------------------------------------------------------------------------------------------
   163001      8/11/99    NEW TECH MFG., INC.                         3,393.55        TERMS              raw material
   163002      8/11/99    PERFORMANCE COMM.                             928.40        TERMS              raw material
   163003      8/11/99    RJS PRECISION EXTRUSION                    11,367.72         CIA               raw material
   163004      8/11/99    STERIGENICS INTERNATIONAL                   3,011.95        TERMS              sterilizing
   163005      8/11/99    STERILE SYSTEMS, INC.                       1,045.00        TERMS              sterilizing
   163006      8/11/99    TECHSTAFF, INC. OF MICHIGAN                 7,683.25        TERMS              temp agency
   163007      8/11/99    ADVANCED POLYMER, INC.                      1,899.24        TERMS              raw material
   163008      8/11/99    APPLE RUBBER PRODUCTS                         372.25        TERMS              raw material
   163009      8/11/99    DONWELL COMPANY, INC.                         424.80        TERMS              raw material
   162994      8/12/99    CON-WAY CENTRAL EXPRESS                        97.20         COD                 freight
   163010      8/12/99    ONE WAY PRODUCTS, INC.                        436.68         COD                 supplies
   163011      8/12/99    MARCIA BOMMERSCHEIM                           320.00        TERMS          calibration training
   163012      8/12/99    MICROPHOTO, INC.                              775.50         COD                 supplies
   163013      8/12/99    POLYGON COMPANY                             3,330.00         COD               raw material
   163014      8/13/99    TMD MACHINING, INC.                         1,335.00         COD               raw material
   163015      8/13/99    HARDWARE PRODUCTS CO.                         605.15         COD               raw material
   163016      8/13/99    WEST MICHIGAN STAMP & SEAL                    113.00         COD                 supplies
   163017      8/13/99    SPECIALTY BLADES, INC.                      9,989.52         CIA               raw material
   163018      8/16/99    CON-WAY CENTRAL EXPRESS                        48.81         COD                 freight
   163019      8/16/99    CON-WAY CENTRAL EXPRESS                        96.52         COD                 freight
   163020      8/16/99    MIL-SPEC FASTENERS CORP.                      289.95         COD               raw material
   163021      8/16/99    SPECIALTY COATING SYSTEMS                     500.91         COD               raw material
   163022      8/16/99    UNITED PARCEL SERVICE                       6,850.54        TERMS                freight
   163023      8/16/99    TWIST, INC.                                 5,000.00         CIA               raw material
   163024      8/16/99    OFFICE DIRECT                               1,589.04         COD                 supplies
   163025      8/16/99    BIG APPLE BAGELS                               42.68         COD                  bagels
   163026      8/16/99    PM ENGRAVING COMPANY                          105.17         CIA                 supplies
   163028      8/16/99    GEMINI PLASTICS                             3,850.41         CIA               raw material
   163029      8/16/99    INRAD, INC.                                13,500.00         CIA               raw material
   163027      8/17/99    VOID
   163030      8/17/99    BASON COMPUTER, INC.                          229.00         COD                 computer
   163031      8/17/99    AIRBORNE EXPRESS                               57.30        terms                freight
   163032      8/17/99    AMERICAN EXPRESS                               50.01        terms             travel service
   163033      8/17/99    AMERITECH                                   4,823.61        terms               telephones
   163034      8/17/99    B&J MOVING AND STORAGE                        500.00        terms            offsite storage
   163035      8/17/99    THE BOSTON GLOBE                              474.00        terms              ad placement
   163036      8/17/99    CONSUMERS ENERGY                               84.05        terms                electric
   163037      8/17/99    DISCOUNT DRAIN                                124.00        terms              maintenance
   163038      8/17/99    EXHIBITREE                                  2,880.00        terms                storage
   163039      8/17/99    FEDERAL EXPRESS CORP.                         585.19        terms                freight
   163040      8/17/99    FUJITSU FIN. SERVICES                       5,248.40        terms               telephones
   163041      8/17/99    GREAT LAKES EMPLOYMENT                      1,198.50        terms              temp agency
   163042      8/17/99    GAR INTERNATIONAL                             704.17        terms                storage
   163043      8/17/99    INTERCALL                                   1,052.87        terms               telephones
   163044      8/17/99    JOHN A. KING, M.D., F.A.C.S.                  750.00        terms           Site Select Mktg.
   163045      8/17/99    MANPOWER OF LANSING, MI                    17,315.52        terms              temp agency
   163046      8/17/99    POINT B, INC.                              15,758.44        terms               Marketing
   163047      8/17/99    RX OPTICAL                                    104.00        terms             safety glasses
   163048      8/17/99    RPS, INC.                                      30.66        terms                freight
   163049      8/17/99    RYDER TRUCK RENTAL, INC.                    2,575.43        terms             truck leasing
   163050      8/17/99    SECURITY ARCHIVES                             388.46        terms              data storage
   163051      8/17/99    STAP BROTHERS                               1,970.00        terms            lawn maintenance

IMAGYN SURGICAL
OLD KENT BANK DISBURSEMENT ACCOUNT - 1319982
AUGUST 1, 1999 - AUGUST 31, 1999

  Check #     Check Date                  Vendor Name                 Amount      Payment Type              Reason
-------------------------------------------------------------------------------------------------------------------------
   163052      8/17/99    WASTE MGT. OF MI SW                         1,083.81        terms            hazardous waste
   163053      8/17/99    CITY OF SPRINGFIELD                           136.94        terms            warehouse water
   163054      8/17/99    VE ASSOCIATES                                 601.85        terms           Site Select Mktg.
   163055      8/17/99    YOUNGBLOOD AIR SYSTEMS                         80.05        terms                supplies
   163056      8/17/99    CENTENNIAL WIRELESS                           385.02        terms           truck cell phones
   163057      8/17/99    UPS CUSTOMHOUSE BROKERAGE                      20.00        terms                freight
   163058      8/17/99    STAGGS VENDING                                268.65         COD                 supplies
   163059      8/17/99    POLYGON COMPANY                             8,860.00         COD               raw material
   163060      8/18/99    Burchett Quality Tool                          90.00         COD                 supplies
   163061      8/18/99    Brunk Industries                            3,714.26         CIA               raw material
   163062                 Void
   163063      8/18/99    Tool Technology                            23,830.00         CIA               raw material
   163064      8/18/99    Hardware Products Company                     538.85         COD               raw material
   163065                 Void
   163066      8/18/99    Design Standards Corp.                      3,892.73        terms              raw material
   163067      8/18/99    VOID
   163097      8/18/99    Tryco Tool & Mfg Co.                       28,662.22         CIA               raw material
   163068      8/18/99    Allynn Corporation                            760.00         COD               raw material
   163069      8/19/99    Consolidated Freightways                      103.22         COD                 freight
   163070      8/19/99    Microphoto                                  2,275.75         COD               raw material
   163071      8/19/99    Flomet                                      2,575.50         COD               raw material
   163072      8/19/99    Polygon                                     4,646.88         COD               raw material
   163073      8/20/99    NEU-TOOL DESIGN, INC (Biomold               1,658.50         COD               raw material
   163074      8/20/99    SWISSTURN USA                               3,140.45         COD               raw material
   163075                 VOID
   163076                 VOID
   163077      8/20/99    FEINTOOL CINCINNATI, INC.                   7,017.60        TERMS              raw material
   163078      8/20/99    DEMPSEY INDUSTRIES                          1,595.97        TERMS              raw material
   163079      8/20/99    DESIGN STANDARDS CORP.                     10,837.79        TERMS         raw material/supplies
   163080      8/20/99    GREEN BAY PACKAGING INC.                    1,817.60        TERMS              raw material
   163081      8/20/99    JB PRINTING CO                              1,084.05         COD               raw material
   163082      8/20/99    MCMASTER-CARR SUPPLY CO.                    1,147.16        TERMS              raw material
   163083      8/20/99    MEDICAL ELASTOMER (MED INC)                   443.17        TERMS              raw material
   163084      8/20/99    NORWOOD TOOL COMPANY                       22,872.00         CIA               raw material
   163085      8/20/99    RJS PRECISION EXTRUSIONS                   10,573.19         CIA               raw material
   163086      8/20/99    SCHNIPKE ENGRAVING                          2,034.99         CIA               raw material
   163087      8/20/99    STERIGENICS INTERNATIONAL                   3,994.26        TERMS               sterilizer
   163088      8/20/99    STERILE SYSTEMS, INC.                       1,890.00        TERMS               sterilizer
   163089      8/20/99    TMD MACHINING, INC.                         1,788.15         COD                 supplies
   163090      8/20/99    ZIMMERMAN PLUMBING HEAT SERV                  175.00        TERMS                services
   163091      8/20/99    OMEGA ENGINEERING                              85.25        TERMS                supplies
   163092      8/20/99    ADVANCED POLYMER, INC.                        380.76        TERMS              raw material
   163093                 VOID
   163094      08/20/99   ACCUMET LASER                                 880.10        TERMS              raw material
   163095      8/23/99    INDUSCO SUPPLY CO.                             55.10         COD                 supplies
   163096      8/23/99    CON-WAY CENTRAL EXPRESS                        96.76         COD                 freight
   163098      8/23/99    UNITED PARCEL SERVICE                       7,990.24        TERMS                freight
   163099      8/23/99    BIG APPLE BAGELS                               42.68         COD                  bagels
   163100      8/23/99    POLYGON COMPANY                             5,040.00         COD               raw material
   163101      8/23/99    COLE-PARMER INSTRUMENT CO.                     71.40         COD                 supplies
   163102      8/23/99    VOID
   163104      8/23/99    MCLUBE                                        503.40         COD                 supplies

IMAGYN SURGICAL
OLD KENT BANK DISBURSEMENT ACCOUNT - 1319982
AUGUST 1, 1999 - AUGUST 31, 1999


  Check #     Check Date                  Vendor Name                 Amount      Payment Type              Reason
-------------------------------------------------------------------------------------------------------------------------
   163131      8/23/99    VOID
   163141      8/23/99    MCLUBE                                      1,617.00         COD                 supplies
   163103      8/24/99    OFFICE DIRECT                                 649.89         COD                 supplies
   163105      8/24/99    ADAMS/REMCO, INC.                             524.76        TERMS           copier rental fees
   163106      8/24/99    AIRBORNE EXPRESS                              159.50        TERMS                freight
   163107      8/24/99    AMERITECH                                      47.32        TERMS                 phone
   163108      8/24/99    ASPEN PUBLISHERS, INC.                        193.22        TERMS          publication renewal
   163109      8/24/99    BARRETT & CO., INC.                         3,000.00        TERMS               recruiter
   163110      8/24/99    BRIGHAM & WOMEN'S HOSPITAL                    279.30        TERMS                royalty
   163111      8/24/99    COCA-COLA ENTERPRISES                          51.94        TERMS                supplies
   163112      8/24/99    DEPT. OF VETERAN'S AFFAIRS                    264.59        TERMS           national accounts
   163113      8/24/99    ERVIN LEASING                                 677.70        TERMS             copier leasing
   163114      8/24/99    GREAT LAKES EMPLOYMENT, INC.                  905.25        TERMS              temp agency
   163115      8/24/99    JOBTRAK                                        95.00        TERMS              ad placement
   163116      8/24/99    MANPOWER                                   14,828.65        TERMS              temp agency
   163117      8/24/99    MONEY                                          29.95        TERMS              subscription
   163118      8/24/99    STEPHEN J. MCCOLGAN, M.D.                   3,000.00        TERMS           Site Select Mktg.
   163119      8/24/99    ONE WAY PRODUCTS, INC.                        891.44        TERMS                supplies
   163120      8/24/99    PALMER ENVELOPE                               169.60         CIA                 supplies
   163121      8/24/99    PITNEY BOWES                                  329.13        TERMS          postage meter rental
   163122      8/24/99    SIGNWRITER                                     19.08        TERMS                supplies
   163123      8/24/99    CITY OF SPRINGFIELD                            87.47        TERMS          summer tax-warehouse
   163124      8/24/99    WILLIAM R. TARELLO                          4,817.04        TERMS                royalty
   163125      8/24/99    TECHNI-CORR, INC.                             350.00         CIA            quality assurance
   163126      8/24/99    ARCH PAGING                                 1,324.29        TERMS                 pagers
   163127      8/24/99    MAGNET                                        422.47        TERMS           national accounts
   163128      8/24/99    PEOPLE MAGAZINE                                99.96        TERMS              subscription
   163129      8/24/99    ELLIOT H. KORNBERG, M.D.                    5,924.16        TERMS                royalty
   163130      8/24/99    CHARLES POLO & CO.                             66.17        TERMS                supplies
   163132      8/24/99    SWISSTURN                                   3,950.00         COD               raw material
   163133      8/24/99    SAFETY KLEEN CORP.                          1,544.00         COD          hazardous waste serv.
   163135      8/24/99    BRUNK INDUSTRIES                            1,630.60         CIA               raw material
   163136      8/24/99    GEMINI PLASTICS                             1,668.80         CIA               raw material
   163137      8/24/99    HYTECH SPRING & MACHINE                     7,672.87         COD               raw material
   163138      8/24/99    MALLINCKRODT MEDICAL                       18,525.00        TERMS              raw material
   163139      8/24/99    PERFECSEAL, INC.                              575.25         CIA               raw material
   163140      8/24/99    POLYGON COMPANY                             3,330.00         COD               raw material
   163134      8/25/99    STAGGS VENDING                                420.21         COD                 supplies
   163142      8/25/99    YELLOW FREIGHT SYSTEMS                        169.63         COD                 freight
   163143      8/25/99    WILLIAM R. TARELLO                             30.00        TERMS                royalty
   163144      8/25/99    EFD, INC.                                     375.85         COD               raw material
   163145      8/25/99    LAB SAFETY SUPPLY CO.                         121.87         COD                 supplies
   163146      8/25/99    ONE WAY PRODUCTS, INC.                        500.23         COD                 supplies
   163147      8/25/99    DONWELL COMPANY, INC.                         612.50         COD                 supplies
   163148      8/25/99    USF HOLLAND MOTOR EXPRESS                      45.00         COD                 freight
   163149      8/25/99    AUTO-TEK COMPANY, INC.                     12,950.00         CIA               raw material
   163150      8/26/99    ROADWAY EXPRESS                               512.37         COD                 freight
   163151      8/26/99    LINCOLN STUDIOS MIDWEST                    12,000.00        TERMS               Marketing
   163152      8/26/99    DONWELL COMPANY, INC.                         758.30         COD                 supplies
   163153      8/26/99    CREATIVE PROCESSING, INC.                   2,070.15         COD                 supplies
   163154      8/27/99    ANTHONY CHEVAIRE                            7,793.66        TERMS                  T/E
   163155      8/27/99    ACCUMET LASER                               1,323.92        TERMS              raw material

IMAGYN SURGICAL
OLD KENT BANK DISBURSEMENT ACCOUNT - 1319982
AUGUST 1, 1999 - AUGUST 31, 1999


  Check #     Check Date                  Vendor Name                 Amount      Payment Type              Reason
-------------------------------------------------------------------------------------------------------------------------
   163156      8/27/99    ALLIED SINTERINGS, INC.                     1,049.04        TERMS              raw material
   163157      8/27/99    ALL-PHASE ELECTRIC SUPPLY                     372.01        TERMS                supplies
   163158      8/27/99    ANO-KAL                                        93.00        TERMS                supplies
   163159      8/27/99    DAN BAUGHMAN                               10,065.82        TERMS                  T/E
   163160      8/27/99    BELMARK                                     1,085.85        TERMS              raw material
   163161      8/27/99    BINGER SHIPPING                               439.49        TERMS                supplies
   163162      8/27/99    JOE ABBATEMATTEO                            2,431.22        TERMS                  T/E
   163163      8/27/99    JOHN BRANNIGAN                                893.79        TERMS                  T/E
   163164      8/27/99    JOHN BUSSEY                                   610.78        TERMS                  T/E
   163165      8/27/99    CHAR BROWN                                    176.62        TERMS                  T/E
   163166      8/27/99    JOHN CHEVAIRE                               2,958.88        TERMS                  T/E
   163167      8/27/99    ROBERT CASS                                    50.00        TERMS                  T/E
   163168      8/27/99    JOHN CRAFT                                  1,222.33        TERMS                  T/E
   163169      8/27/99    CRYSTAL ENGINEERING                         6,167.15        TERMS              raw material
   163170      8/27/99    TESSA CUNILLERA                             1,419.92        TERMS                  T/E
   163171      8/27/99    DAD WORKS DESIGN & SERVICES                 1,250.00        TERMS                  T/E
   163172      8/27/99    ERIC DENTON                                 1,541.18        TERMS                  T/E
   163173      8/27/99    EXACTO SPRING                                 847.99        TERMS              raw material
   163174      8/27/99    JASON EISFELDER                             4,251.41        TERMS                  T/E
   163175      8/27/99    ROGER FRYE                                     20.16        TERMS                  T/E
   163176      8/27/99    JUSTIN FULLER                               1,222.53        TERMS                  T/E
   163177      8/27/99    GERALD CHAMPION MEM. HOSP.                    432.36        TERMS                 refund
   163178      8/27/99    JACK GLEASON                                2,104.09        TERMS                  T/E
   163179      8/27/99    GEORGE GATTAS                                 617.30        TERMS                  T/E
   163180      8/27/99    BRETT HATZ                                    686.51        TERMS                  T/E
   163181      8/27/99    RYAN HALL                                     486.29        TERMS                  T/E
   163182      8/27/99    BILL HOGAN                                  1,714.30        TERMS                  T/E
   163183      8/27/99    BETH HOLT                                      51.62        TERMS                  T/E
   163184      8/27/99    GREG HUBERT                                 5,387.53        TERMS                  T/E
   163185      8/27/99    RANDY HOYT                                     63.00        TERMS                  T/E
   163186      8/27/99    KURZ TRANSFER                                 761.99        TERMS                supplies
   163187      8/27/99    SHAWN GALLIPEAU                             1,055.23        TERMS                  T/E
   163188      8/27/99    INSPECTION EQ                                 934.00        TERMS                supplies
   163189      8/27/99    JAMES JACKSON                               1,436.44        TERMS                  T/E
   163190      8/27/99    LONG BEACH COMMUNITY HOSP.                    977.58        TERMS                 refund
   163191      8/27/99    JIM KICHLER                                 1,265.53        TERMS                  T/E
   163192      8/27/99    LABELING EQUIP., SUPPLIES                   4,237.27        TERMS                supplies
   163193      8/27/99    JIM LAWS                                      590.39        TERMS                  T/E
   163194      8/27/99    JENNIFER LAWRENCE                           1,108.35        TERMS                  T/E
   163195      8/27/99    LEE SPRING CO                                 483.87        TERMS              raw material
   163196      8/27/99    ROZA LEWIS                                     37.17        TERMS                  T/E
   163197      8/27/99    JEFF LIU                                      832.30        TERMS                  T/E
   163198      8/27/99    LOS GATOS SURGICAL CENTER                     465.43        TERMS                 refund
   163199      8/27/99    GEORGE LUTTRELL                               114.01        TERMS                  T/E
   163200      8/27/99    ASHLEE MANGUS                               3,122.23        TERMS                  T/E
   163201      8/27/99    L. ROBERT MARTIN III                        1,990.72        TERMS                  T/E
   163202      8/27/99    DAVID MARQUARDT                             3,551.82        TERMS                  T/E
   163203      8/27/99    MCMASTER-CARR                               3,187.11        TERMS              raw material
   163204      8/27/99    MEDICAL ELASTOMER (MED INC)                   619.95        TERMS              raw material
   163205      8/27/99    DONNA MITCHELL                                 52.89        TERMS                  T/E
   163206      8/27/99    ANNE NGUYEN                                 1,862.57        TERMS                  T/E
   163207      8/27/99    DAVID OZINGA                                  360.00        TERMS                  T/E

IMAGYN SURGICAL
OLD KENT BANK DISBURSEMENT ACCOUNT - 1319982
AUGUST 1, 1999 - AUGUST 31, 1999


  Check #     Check Date                  Vendor Name                 Amount      Payment Type              Reason
-------------------------------------------------------------------------------------------------------------------------
   163208      8/27/99    DANA OUELLETTE                                738.53        TERMS                  T/E
   163209      8/27/99    SONIA PARISI                                2,225.14        TERMS                  T/E
   163210      8/27/99    JULIE POWELL                                  617.96        TERMS                  T/E
   163211      8/27/99    PRINTEX                                       144.46        TERMS              raw material
   163212      8/27/99    RJS PRECISION                                 766.76        TERMS              raw material
   163213      8/27/99    AL SCHIFF                                     584.35        TERMS                  T/E
   163214      8/27/99    CATHY SZEKELY                               1,147.61        TERMS                  T/E
   163215      8/27/99    ROGER SCHULTZ                                  87.30        TERMS                  T/E
   163216      8/27/99    MICHELLE SELVIG                             1,158.06        TERMS                  T/E
   163217      8/27/99    PENNY SKELTON                                 174.15        TERMS                  T/E
   163218      8/27/99    SPARROW HEALTH SYSTEM                         855.15        TERMS                 refund
   163219      8/27/99    SPECIALTY BLADES                            5,607.40        TERMS              raw material
   163220      8/27/99    STERIGENICS INTERNATIONAL                   1,606.33        TERMS             sterilization
   163221      8/27/99    STERILE SYSTEMS, INC.                       1,045.00        TERMS             sterilization
   163222      8/27/99    CROYAL STINNETT                                99.20        TERMS                  T/E
   163223      8/27/99    RYAN TAMURA                                 6,132.24        TERMS                  T/E
   163224      8/27/99    TOEFCO ENGINEERING                            255.48        TERMS                supplies
   163225      8/27/99    DAN TOMERLIN                                  885.38        TERMS                  T/E
   163226      8/27/99    JEFFREY WELCH                               1,175.68        TERMS                  T/E
   163227      8/27/99    KEN WILSON                                  4,320.59        TERMS                  T/E
   163228      8/27/99    LILIBET M. XENAKIS                            313.39        TERMS                  T/E
   163229      8/27/99    VULCAN SPRING & MFG. CO.                    1,282.90        TERMS              raw material
   163230      8/27/99    TAMERA LEWIS                                  198.26        TERMS                  T/E
   163231      8/27/99    BARBARA ELLEN                               2,278.37        TERMS                  T/E
   163232      8/27/99    STATE OF LOUISIANA                             62.81        TERMS                 refund
   163233      8/27/99    VDB MARKETING                              10,494.81        TERMS               consulting
   163234      8/27/99    MICRO-MATICS                                   46.48         COD               raw material
   163235      8/27/99    BETH HOLT                                      44.22        TERMS                  T/E
   163236      8/30/99    KAMPS PALLETS, INC.                           315.35         COD                 supplies
   163237      8/30/99    OKAY INDUSTRIES                             1,661.88         COD               raw material
   163238      8/30/99    SWISSTRONICS, INC.                            303.82         COD               raw material
   163239      8/30/99    TECHNICAL INNOVATIONS, INC.                   236.00         COD                 supplies
   163240      8/30/99    BIG APPLE BAGELS                               42.68         COD                  bagels
   163241      8/30/99    UNITED PARCEL SERVICE                       8,348.43        TERMS                freight
   163242      8/31/99    ABLE ELECTRO-POLISNING                      1,460.39         COD                 supplies
   163243      8/31/99    DONWELL COMPANY, INC.                       1,526.75         COD                 supplies
   163244      8/31/99    MARVER CAM                                  3,224.97         COD               raw material
   163245      8/31/99    GORDON & PHYLLIS MCALLASTER                 4,500.00        TERMS             warehouse rent
   163246      8/31/99    TMD MACHINING, INC.                           661.20         COD               raw material
   163247      8/31/99    FASTENAL COMPANY                            1,065.00         COD                 supplies
   163248      8/31/99    OFFICE DIRECT                                 887.19         COD                 supplies
   163249      8/31/99    STAGGS VENDING                                458.89         COD                 supplies
                                                                   -----------
                                                                   $985,645.19
                                                                   ===========
Less:
   162707      7/23/99    Oak Valley District Hospital                  145.00        VOID             Voided in August

                                                                   -----------
                                                                   $985,500.19
                                                                   ===========

                           CUMULATIVE CHECK REGISTER

                          US BANK DISBURSEMENT ACCOUNT
                            ACCOUNT NO. 152100007367
                                 AUGUST 31,1999

 CHECK               VENDOR
 NUMBER     DATE     NUMBER            VENDOR NAME                    AMOUNT                 DESCRIPTION
-------------------------------------------------------------------------------------------------------------------
  27258    8/5/99     I1449    ISOMEDIX #14                           3,558.00      A/P DEPOSIT - RAW MATERIALS
  27259    8/5/99     I1188    QOSINA CORP                            4,752.00      A/P DEPOSIT - RAW MATERIALS
  27260    8/5/99     I1089    MERCURY PLASTICS                       2,200.00      A/P DEPOSIT - RAW MATERIALS
  27261    8/5/99     I1547    ISOMEDIX OPERATIONS INC.                 300.00      A/P DEPOSIT - RAW MATERIALS
  27262    8/5/99     11721    PERFORMANCE SYSTEMATIX                 2,800.00      A/P DEPOSIT - RAW MATERIALS
  27263    8/5/99     I1038    CAPITAL VIAL                          10,108.63      A/P DEPOSIT - RAW MATERIALS
  27264    8/5/99     I1449    ISOMEDIX #14                           1,779.00      A/P DEPOSIT - RAW MATERIALS
  27265    8/11/99    I1022    BEISLER, WEIDMAN COMPANY,              1,632.30      A/P DEPOSIT - RAW MATERIALS
  27266    8/11/99    I1120    RUGER CHEMICAL                         3,825.00      A/P DEPOSIT - RAW MATERIALS
  27267    8/11/99    I1107    PEXCO                                  1,980.00      A/P DEPOSIT - RAW MATERIALS
  27268    8/11/99    I1057    HISHI PLASTICS                         2,960.00      A/P DEPOSIT - RAW MATERIALS
  27269    8/11/99    I1682    HEALTH SCIENCE LABS                      220.00      A/P DEPOSIT - RAW MATERIALS
  27270    8/18/99    I1093    NORTON PERFORMANCE                     1,933.00      A/P DEPOSIT - RAW MATERIALS
  27271    8/18/99    I1106    PLASTRON-DALTON                        9,290.00      A/P DEPOSIT - RAW MATERIALS
  27272    8/18/99    I1813    OWENS-ILLINOIS, INC.                  11,030.00      RAW MATERIALS
  27273    8/18/99    I1132    SUTHERLAND PACKAGING INC.             10,705.00      A/P DEPOSIT - RAW MATERIALS
  27274    8/18/99    I1449    ISOMEDIX #14                           3,558.00      A/P DEPOSIT - RAW MATERIALS
  27275    8/18/99    I1038    CAPITAL VIAL                          10,108.62      A/P DEPOSIT - RAW MATERIALS
  27276    8/18/99    I1390    DONOVAN INDUSTRIES                     7,168.00      A/P DEPOSIT - RAW MATERIALS
  27277    8/18/99    I1058    HYGENIC CORP.                          3,525.00      A/P DEPOSIT - RAW MATERIALS
  27278    8/18/99    I1658    ISOMEDIX OPERATIONS INC.               4,382.10      A/P DEPOSIT - RAW MATERIALS
  27279    8/4/99                                                                   VOID-UNUSED
  27280    8/4/99                                                                   VOID-UNUSED
  27281    8/4/99     I1865    EGP SAN ANTONIO PARTNERS               1,731.65      RENT EXPENSE-EL PASO
  27282    8/4/99     I1680    EL PASO ELECTRIC                         155.07      UTILITIES
  27283    8/4/99     I1416    OLSTEN STAFFING SERVICES                 480.00      TEMPORARY HELP WAGES
  27284    8/4/99     I1651    OVERNITE TRANSPORTATION                  625.92      COLLECTED FRIEGHT
  27285    8/4/99     I1730    PRESTON TRUCKING                         604.94      COLLECTED FRIEGHT
  27286    8/4/99     11593    RUEDT, NORMAN T.                      11,408.00      RENT EXPENSE-SPARTA
  27287    8/4/99     13894    SOUTHERN UNION GAS                        12.51      UTILITIES
  27288    8/4/99     13932    SOUTHWESTERN BELL                         77.21      TELEPHONE
  27289    8/4/99     I1397    UNITED PARCEL SERVICES                 1,701.45      COLLECTED FRIEGHT
  27290    8/4/99     I1398    UNITED PARCEL SERVICES                   562.09      COLLECTED FRIEGHT
  27291    8/4/99     I1158    US FILTER CORPORATION                     12.00      OPERATING SUPPLIES
  27292    8/4/99     11436    WELSH COMPANIES, INC.                    497.46      RENT EXPENSE-GOLDEN VALLEY
  27293    8/4/99     I1264    YELLOW FREIGHT SYSTEMS                   167.70      FREIGHT IN
  27294    8/5/99                                                                   VOID-UNUSED
  27295    8/5/99                                                                   VOID-UNUSED
  27296    8/5/99     I1813    OWENS-ILLINOIS, INC.                  18,961.03      RAW MATERIALS
  27297    8/5/99     11730    THE BOX COMPANY                        3,030.67      RAW MATERIALS
  27298    8/11/99    13774    AT&T                                     159.77      TELEPHONE
  27299    8/11/99    I14043   AT&T                                     729.24      TELEPHONE
  27300    8/11/99    I1410    GPU ENERGY                             2,571.51      UTILITIES
  27301    8/11/99    I1416    OLSTEN STAFFING SERVICES                 678.00      TEMPORARY HELP WAGES
  27302    8/11/99    I1813    OWENS-ILLINOIS, INC.                   7,846.62      RAW MATERIALS
  27303    8/11/99    I1322    PITNEY BOWES CREDIT CORP                 238.95      EQUIPMENT LEASE
  27304    8/11/99    I1730    PRESTON TRUCKING                       3,525.87      COLLECTED FRIEGHT
  27305    8/11/99    11484    SPARTA PETTY CASH                      3,111.96      PETTY CASH-SPARTA
  27306    8/11/99    I1397    UNITED PARCEL SERVICES                 1,820.14      COLLECTED FRIEGHT
  27307    8/11/99    I1398    UNITED PARCEL SERVICES                 1,143.10      COLLECTED FRIEGHT
  27308    8/11/99    I1264    YELLOW FREIGHT SYSTEMS                 1,114.60      FREIGHT IN
  27309    8/17/99    I1008    AGOGGLE INC.                                  -      P.O. CLEARING
  27310    8/17/99    11635    E-Z-WAY INC                              143.10      EQUIPMENT RENTAL
  27311    8/17/99    I1575    EASTERN PROPANE                          485.00      UTILITIES
  27312    8/17/99    I1928    EL PASO DISPOSAL                          68.20      UTILITIES
  27313    8/17/99    I1058    HYGENIC CORP.                                 -      P.O. CLEARING
  27314    8/17/99    I1658    ISOMEDIX OPERATIONS INC.                      -      P.O. CLEARING
  27315    8/17/99    13922    L.C. FINANCIAL                            50.00      COLLECTION EXPENSE
  27316    8/17/99    I1859    OLD DOMINION FREIGHT LINE                239.29      FREIGHT IN
  27317    8/17/99    I1651    OVERNITE TRANSPORTATION                  281.18      COLLECTED FRIEGHT
  27318    8/17/99    11721    PERFORMANCE SYSTEMATIX                        -      P.O. CLEARING

 CHECK               VENDOR
 NUMBER     DATE     NUMBER            VENDOR NAME                    AMOUNT                 DESCRIPTION
-------------------------------------------------------------------------------------------------------------------
  27319    8/17/99    I1106    PLASTRON-DALTON                               -      P.O. CLEARING
  27320    8/17/99    11715    QUALITY GRAPHICS                              -      P.O. CLEARING
  27321    8/17/99    I1830    RAMIREZ, GLORIA                          701.35      PETTY CASH-EL PASO
  27322    8/17/99    I1132    SUTHERLAND PACKAGING INC.                     -      P.O. CLEARING
  27323    8/17/99    I1397    UNITED PARCEL SERVICES                 2,568.51      COLLECTED FRIEGHT
  27324    8/17/99    I1398    UNITED PARCEL SERVICES                 2,090.11      COLLECTED FRIEGHT
  27325    8/17/99    I1264    YELLOW FREIGHT SYSTEMS                 1,225.33      FREIGHT IN
  27326    8/20/99    I1206    BECTON-DICKINSON                              -      P.O. CLEARING
  27327    8/20/99    I1038    CAPITAL VIAL                                  -      P.O. CLEARING
  27328    8/20/99    I1449    ISOMEDIX #14                                  -      P.O. CLEARING
  27329    8/20/99    I1658    ISOMEDIX OPERATIONS INC.                      -      P.O. CLEARING
  27330    8/20/99                                                                  VOID-UNUSED
  27331    8/20/99    I1813    OWENS-ILLINOIS, INC.                          -      P.O. CLEARING
  27332    8/20/99    PANGEA   PANGEA INTERNATIONAL TRADE                    -      P.O. CLEARING
  27333    8/20/99    I1371    SANDEM                                        -      P.O. CLEARING
  27334    8/20/99    I1148    SPARKLERS (TAIWAN) INDUST                     -      P.O. CLEARING
  27335    8/23/99    I1859    OLD DOMINION FREIGHT LINE              2,128.57      FREIGHT IN
  27336    8/24/99    12291    ADAM SALES                             1,995.13      I-REP COMMISSIONS
  27337    8/24/99    12753    BEVERIDGE MEDICAL ASSOCIATION            255.15      I-REP COMMISSIONS
  27338    8/24/99    12603    BRAD JONES & ASSOCIATES                  117.49      I-REP COMMISSIONS
  27339    8/24/99    13048    BROOKFIELD MEDICAL SYSTEM                 70.43      I-REP COMMISSIONS
  27340    8/24/99    12604    KARE MEDICAL SYSTEMS                     694.60      I-REP COMMISSIONS
  27341    8/24/99    13049    MCCALL MEDICAL                           227.00      I-REP COMMISSIONS
  27342    8/24/99    12602    MEDICAL SURGICAL CONCEPTS                            VOID-WRONG AMOUNT
  27343    8/24/99    I1416    OLSTEN STAFFING SERVICES               1,482.00      TEMPORARY HELP WAGES
  27344    8/24/99    I1651    OVERNITE TRANSPORTATION                3,175.69      COLLECTED FRIEGHT
  27345    8/24/99    12292    SUNMED INC                                           VOID-WRONG AMOUNT
  27346    8/24/99    12601    TRI STAR MEDICAL SALES                 1,574.42      I-REP COMMISSIONS
  27347    8/24/99    I1397    UNITED PARCEL SERVICES                   863.50      COLLECTED FRIEGHT
  27348    8/24/99    I1398    UNITED PARCEL SERVICES                 1,077.55      COLLECTED FRIEGHT
  27349    8/24/99    13047    URBANKSY AND ASSOCIATES                  445.99      I-REP COMMISSIONS
  27350    8/24/99    I1264    YELLOW FREIGHT SYSTEMS                   597.86      FREIGHT IN
  27351    8/24/99    I1038    CAPITAL VIAL                                  -      P.O. CLEARING
  27352    8/24/99    I1150    CYCLES                                        -      P.O. CLEARING
  27353    8/24/99    I1658    ISOMEDIX OPERATIONS INC.                      -      P.O. CLEARING
  27354    8/24/99    I1188    QOSINA CORP                                   -      P.O. CLEARING
  27355    8/24/99    12602    MEDICAL SURGICAL CONCEPTS                366.59      I-REP COMMISSIONS
  27356    8/24/99    12292    SUNMED, INC                              581.64      I-REP COMMISSIONS
  27357    8/27/99    11721    PERFORMANCE SYSTEMATIX                   650.00      A/P DEPOSIT - RAW MATERIALS
  27358    8/31/99                                                           -      VOID-UNUSED
  27359    8/27/99    I1682    HEALTH SCIENCE LABS                      400.00      A/P DEPOSIT - RAW MATERIALS
  27360    8/27/99    I1107    PEXCO                                  1,980.00      A/P DEPOSIT - RAW MATERIALS
  27361    8/27/99    I1449    ISOMEDIX #14                           3,558.00      A/P DEPOSIT - RAW MATERIALS
  27362    8/27/99    I1053    HALKEY ROBERTS CORPORATION             3,960.00      A/P DEPOSIT - RAW MATERIALS
  27363    8/27/99    I1188    QOSINA CORP                            1,440.00      A/P DEPOSIT - RAW MATERIALS
  27364    8/27/99    I1016    AUTOMATED PACKAGING                    3,458.00      A/P DEPOSIT - RAW MATERIALS
  27365    8/27/99    I1008    AGOGGLE INC.                           1,225.00      A/P DEPOSIT - RAW MATERIALS
  27366    8/27/99    I1093    NORTON PERFORMANCE                     1,933.00      A/P DEPOSIT - RAW MATERIALS
  27367    8/27/99    13698    MAERSK MEDICAL                        16,096.00      A/P DEPOSIT - RAW MATERIALS
  27368    8/30/99    I1813    OWENS-ILLINOIS, INC.                          -      VOID-WRONG AMOUNT
  27369    8/30/99    I1813    OWENS-ILLINOIS, INC.                   9,127.52      RAW MATERIALS
  27370    8/31/99    I1038    CAPITAL VIAL                                  -      P.O. CLEARING
  27371    8/31/99    I1150    CYCLES                                        -      P.O. CLEARING
  27372    8/31/99                                                           -      VOID-UNUSED
  27373    8/31/99    I1813    OWENS-ILLINOIS, INC.                          -      P.O. CLEARING
  27374    8/31/99    I1188    QOSINA CORP                                   -      P.O. CLEARING
  27375    8/31/99    I1132    SUTHERLAND PACKAGING INC.                     -      P.O. CLEARING
  27376    8/31/99    I1022    BEISLER, WEIDMAN COMPANY,                     -      P.O. CLEARING
  27377    8/31/99    I1089    MERCURY PLASTICS                              -      P.O. CLEARING
                                                                  ------------
TOTAL OF CHECKS PRINTED                                           $ 228,115.31
                                                                  ============

                                WELLS FARGO BANK
                             ACCOUNT NO. 4759-011299
                                 AUGUST 31, 1999

  CHECK       CHECK      VENDOR
  NUMBER       DATE      NUMBER                 VENDOR                      AMOUNT           DESCRIPTION
---------------------------------------------------------------------------------------------------------------
   61080      8/4/99      7487      CALLAHAN, DAN                           1,998.36    EMPLOYEE EXPENSES
   61081      8/4/99      11016     CHARTER MANAGEMENT SERVICE             11,250.00    RENT EXPENSE-TIMM
   61082      8/4/99       410      FEDERAL EXPRESS CORP                      406.25    SHIPPING EXPENSE
   61083      8/4/99      11798     I3 INTERNATL ISOTOPES INC               5,520.35    BRACHY SEEDS
   61084      8/4/99      11637     KPERS REALT HOLDING NO 1                7,954.00    RENT EXPENSE-KC
   61085      8/4/99      11816     MEDTECH DIAGNOSTIC SERVIC                 283.00    BRACHY SEEDS
   61086      8/4/99      11758     MORGAN BUILDING SERVICES                  500.00    REPAIRS AND MAINTENANCE
   61087      8/4/99      11681     MONDALEK, PETER                         2,000.00    PROFESSIONAL SERVICES
   61088      8/4/99      11792     PITNEYWORKS                               550.00    POSTAGE
   61089      8/4/99      11786     QWEST                                   1,329.14    TELEPHONE
   61090      8/4/99      11811     WASHNOCK, JAMES                         3,601.97    EMPLOYEE EXPENSES
   61091      8/4/99      11782     XEROX CORP                                325.36    LEASED EQUIPMENT
   61092     8/11/99                                                               -    VOID-UNUSED
   61093      8/5/99      11790     SPRINT                                  5,147.10    DEPOSIT-TELEPHONE SYSTEM
   61094     8/11/99       410      FEDERAL EXPRESS CORP                      520.45    SHIPPING EXPENSE
   61095     8/11/99      11798     I3 INTERNATL ISOTOPES INC                 425.00    BRACHY SEEDS
   61096     8/11/99      11808     KANSAS GAS SERVICE                        134.97    UTILITIES
   61097     8/11/99      11812     NATH, RAVINDER                          6,250.00    PROFESSIONAL SERVICES
   61098     8/11/99      11809     STERLING SPRINGS                           25.54    EMPLOYEE BENEFITS
   61099     8/11/99      11813     SOUTHWESTERN BELL                       1,030.03    TELEPHONE
   61100     8/17/99      11664     ASTRO                                   3,000.00    EXHIBIT SPACE EXPENSE
   61101     8/17/99      11796     AUGUSTA DATA STORAGE CENT                 255.40    RENTAL STORAGE
   61102     8/17/99       410      FEDERAL EXPRESS CORP                      444.95    SHIPPING EXPENSE
   61103     8/17/99      9410      FUJITSU FINANCIAL SERVICE               3,088.95    LEASED EQUIPMENT
   61104     8/17/99      11798     I3 INTERNATL ISOTOPES INC               2,227.35    BRACHY SEEDS
   61105     8/17/99      11734     KANSAS CITY POWER & LIGHT                 855.80    UTILITIES
   61106     8/17/99      11801     LINCOLN STUDIOS MIDWEST                   660.00    EXHIBIT EXPENSE
   61107     8/17/99      11802     SPRINT PCS                                384.08    TELEPHONE
   61108     8/17/99       250      UNITED PARCEL SERVICE                      56.00    SHIPPING EXPENSE
   61109     8/17/99      11754     AARON RENTS, INC                          788.27    FURNITURE RENTAL
   61110     8/23/99      11789     BLUM, MATT                              1,652.21    EMPLOYEE EXPENSES
   61111     8/23/99      7487      CALLAHAN, DAN                           2,833.41    EMPLOYEE EXPENSES
   61112     8/23/99       410      FEDERAL EXPRESS CORP                      351.00    SHIPPING EXPENSE
   61113     8/23/99      11798     I3 INTERNATL ISOTOPES INC                 201.75    BRACHY SEEDS
   61114     8/23/99      10486     NEUMANN, JEFF                           2,581.90    EMPLOYEE EXPENSES
                                                                         -----------
TOTAL OF CHECKS PRINTED                                                  $ 68,632.59
                                                                         ===========